SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant ?

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss.240.14a-12

                                    CBQ, INC.
                   ------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                                         N/A
       ------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11
      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies: 75

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee

            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      (5)   Total fee paid:

            --------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 75

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      (3)   Filing Party:

            --------------------------------------------------------------------
      (4)   Date Filed:

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                                    CBQ, INC.
                          12535 Orange Drive, Suite 613
                              Davie, Florida 33330

                                 March 30, 2004

Dear Shareholders:

      You are cordially invited to attend a Special Meeting of the holders of shares of Common Stock, $0.0001 par value per share, of CBQ, Inc., which will be held at 10:00 a.m., local time, Monday, on May 10, 2004, at the Grand Palms Resort, 110 Grand Palms Drive (155th Ave. S.W. & Pines Blvd just West of I-75), Pembroke Pines, Florida 33027, Telephone (954) 431-8800 Fax: (954) 435-5988. A
map of the Special Meeting location is on page _______ of this proxy statement.

      At the special meeting, we will ask you to consider and vote on a proposal to change the state of incorporation of the Company from Colorado to Florida, which reincorporation will, through the adoption of new Articles of Incorporation, also result in the change of the Company's name from "CBQ, Inc." to "China Direct Trading Corporation", and an increase the authorized shares of Company Common Stock, $0.0001 par value per share, (the "Common Stock") from 500 million shares to 600 million shares.

      The reincorporation will not result in any change in the Company's headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth. The Company will no longer pay the State of Colorado any fees for being incorporated in that state and will instead pay annual fees to the State of Florida as a Florida corporation. There is no significant difference between the fees and taxes payable to the State of Colorado and the State of Florida.

      We believe it will be beneficial to the Company and its shareholders in the long run to obtain the benefits of being incorporated in Florida. None of our other subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation. Because of differences between the laws of Colorado and Florida, as well as differences between the Company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in your rights as shareholders of the Company. The most significant of these changes are discussed in detail in the accompanying proxy statement under "Comparison of Shareholder Rights Before and After the Reincorporation" beginning on page ____. We expect that the reincorporation will be tax-free to you for U.S. federal income tax purposes. Upon completion of the reincorporation, your shares of Common Stock shall continue to be traded on the OTC.BB under a symbol to be designated by the OTC. The Company cannot select its new trading symbol since the policy of the OTC is to select trading symbols for companies.

      The board of directors of the Company has unanimously approved the reincorporation proposal. Approval of the proposal by shareholders will require the affirmative vote of the holders of a majority of all the votes entitled to be cast by each of Common Stock. There are no shares of Preferred Stock issued and outstanding.

      Your board of directors recommends that you vote "FOR" the reincorporation in Florida.

      Your vote is very important, regardless of the number of shares you own. Whether or not you intend to be present at the special meeting in person, please complete, date and sign the enclosed proxy card and return it in the envelope provided for that purpose. If your shares are held in an account at a brokerage firm or bank, you must instruct the brokerage firm or bank how to vote your shares. I look forward to your support.

Sincerely,

Howard Ullman, Chief Executive Officer, President and
Chairman of the Board

                                    CBQ, Inc.
                          12535 Orange Drive, Suite 613
                              Davie, Florida 33330
                                  (954)474-0224

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       to be held on Monday, May 10, 2004

To our Shareholders:

      You are cordially invited to attend a special meeting of shareholders of CBQ, Inc.

           When:  Monday, May 10 2004, 10:00 a.m., local EST time.

           Where: Grand Palms  Resort,  110 Grand Palms Drive (155th Ave. S.W. &
                  Pines Blvd just West of I-75), Pembroke Pines, Florida 33027, Telephone (954) 431-8800 Fax: (954) 435-5988. See map of
                  Special Meeting location on page ____of this proxy statement.

           Why: 1. To consider and vote on a proposal to reincorporate CBQ, Inc. from the State of Colorado to the State of Florida. The reincorporation is to be effected pursuant to an Agreement and Plan of Merger by and between CBQ, Inc. and a wholly owned subsidiary of CBQ, Inc. organized under the laws of Florida, pursuant to which CBQ, Inc. will merge with and into the Florida subsidiary, and the Florida subsidiary, named China Direct Trading Corporation, will be the surviving corporation. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger. As a result of the reincorporation, the Articles of Incorporation of the surviving corporation will retain the name "China Direct Trading Corporation". The Company wants to use this corporate name in order to have a corporate name that indicates the new business line of the Company. Under the proposed Articles of Incorporation for the surviving corporation, the authorized shares of Common Stock shall be 600 million shares as opposed to 500 million shares of Common Stock under the Colorado Articles of Incorporation. The Company has issued 500 million shares of Common Stock and has no additional authorized shares of Common Stock available for issuance. There will be no change in the number of authorized shares for the Company's serial preferred stock.

                  2. To transact such other business as may properly come before the meeting, including any postponement or adjournment thereof to solicit additional proxies in favor of proposal 1 above in the event that there are not sufficient votes for approval of proposal 1 at the meeting.

      Shareholders of record of CBQ, Inc. at the close of business on March 23, 2003, are entitled to vote at the special meeting or any postponements or adjournments thereof.

      There are no shares of Preferred Stock issued and outstanding as of the date of this proxy statement. If any shares of Preferred Stock were issued and outstanding as of the record date, the holders of those shares would be entitled to dissenter's rights under the Colorado Business Corporation Act.

      Whether or not you intend to be present at the special meeting in person, we urge you to please complete, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States.

      As used in this proxy statement, the term "China" and "Chinese" refers to the Peoples' Republic of China. The Company currently has no business or commercial connections to Taiwan. "We", "our", "us", "Company", "CBQ" refers to CBQ, Inc. "SDI" refers to "Souvenir Direct Trading, Inc., a Florida corporation, a wholly-owned subsidiary of the Company and the Company's sole revenue-producing, primary business line operation.

                                                 Sincerely,

                                                 Howard Ullman, Chief Executive
                                                 Officer, President and Chairman
                                                 of the Board

April 4, 2004
Davie, Florida

            We urge you to complete, date and sign the enclosed proxy
                and return it promptly in the enclosed envelope.
              The proxy is revocable at any time prior to its use.

--------------------------------------------------------------------------------

                                    CBQ, INC.
                          12535 Orange Drive, Suite 613
                              Davie, Florida 33330
                                 (954) 474-0224

                         SPECIAL MEETING OF SHAREHOLDERS
                              Monday, May 10, 2004

                                   ----------

                                 PROXY STATEMENT

      This proxy statement is being furnished to holders ("Shareholders") of Common Stock, $0.0001 par value per share, ("Colorado Common Stock"), of CBQ, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by our board of directors for use at a special meeting of the Shareholders, or any adjournment or postponement thereof, to be held at the Grand Palms Resort, 110 Grand Palms Drive (155th Ave. S.W. & Pines Blvd just West of I-75), Pembroke Pines, Florida 33027, Telephone (954) 431-8800 Fax:
(954) 435-5988, on Monday, May 10, 2004, at 9:00 a.m., local time. This proxy statement and the accompanying form of proxy are being first mailed to our shareholders on or about April ___, 2004.

      The special meeting has been called for the following purposes:

            1. To consider and vote on a proposal to reincorporate the Company from the State of Colorado to the State of Florida. The reincorporation is to be effected pursuant to an Agreement and Plan of Merger by and between the Company and China Direct Trading Corporation, a Florida corporation and a wholly owned subsidiary of the Company ("CDTC"), pursuant to which the Company will merge with and into CDTC, and CDTC will be the surviving corporation. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger. The Articles of Incorporation of CDTC provide that the name of the surviving company in the reincorporation shall be "China Direct Trading Corporation" and that the authorized number of shares of the Common Stock of the surviving corporation will be 600 million shares, instead of the 500 million authorized under the current

            Colorado Articles of Incorporation of the Company. The authorized number of shares of the Preferred Stock shall remain at 100 million and the rights, designations, preferences and limitations of the Series A Preferred Stock will remain the same under the Articles of Incorporation of the surviving corporation.

                  The Company  wants to change its name to a name that  reflects its principal business line: distributing Chinese manufactured goods in North America and facilitating commercial transactions and relationships between U.S. and Chinese companies. Since the Company has no available shares of Common Stock available under the Colorado Articles of Incorporation, the Florida Articles of Incorporation of the surviving corporation will provide for 600 million shares of authorized Common Stock.

            2. To transact such other business as may properly come before the meeting, including any postponement or adjournment thereof to solicit additional proxies in favor of proposal 1 above in the event that there are not sufficient votes for approval of proposal 1 at the meeting.

      Only shareholders of record at the close of business on March 23, 2004 are entitled to vote at the special meeting or any adjournments or postponements thereof. At the close of business on the record date, we had 500 million shares of Colorado Common Stock issued, outstanding and entitled to vote at the Special Meeting as of March 23, 2004. Each share of Colorado Common Stock is entitled to one vote on the proposed reincorporation. The reincorporation proposal will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the Colorado Common Stock.

      As of the close of business on the record date, directors and officers of the Company beneficially owned 396,628,500 shares of Colorado Common Stock, including approximately 1.985 million shares of Colorado Common Stock that may be acquired upon the exercise of a vested option by Howard Ullman. Mr. Howard Ullman, the Company's Chief Executive Officer, President and Chairman of the Board of Directors, beneficially owns 299,595,500 shares of Common Stock and may be deemed to own another 2,500,000 shares of Common Stock held in trust for his minor daughter and 17,000 shares owned by his wife in an IRA. Mr. Ullman disavows ownership of these additional shares owned by or for the benefit of his wife and minor daughter.

      The stock ownership of the Company's officers and directors equals approximately 60.3% of the voting power of Colorado Common Stock. Mr. Ullman by himself owns approximately 59.4% of the issued and authorized shares of Colorado Common Stock. As of the close of business on the record date, Bart S. Fisher beneficially owned 93,000,000 shares of Colorado Common Stock, representing 18.6% of the shares and voting power of Colorado Common Stock. These persons have informed us that they intend to vote all of the shares of Colorado Common Stock beneficially owned by them in favor of the reincorporation proposal, which vote will ensure the requisite approval of the proposed reincorporation.

      Our executive offices are located at 12535 Orange Drive, Suite 613, Davie, Florida 33330, telephone (954) 474-0224. The shares represented by each valid proxy received in a timely manner will be voted in accordance with the choices you indicate on the proxy. A valid proxy will be voted "FOR" the proposals listed on the proxy card unless otherwise indicated on such proxy card. Shareholders who hold their shares in street name must provide their broker with instructions on how to vote the "street name" shares. A broker will not be permitted to vote on the reincorporation proposal without instructions. If you abstain from voting or you fail to vote, or to instruct your broker how to vote any shares held for you in your broker's name, it will have the same effect as a vote against the reincorporation proposal.

      Recent Acquisition and Change of Control. From early 2003 until December 1, 2003, the Company was a public holding company with no business or revenue-producing activities from early 2002 until December 1, 2003. On December 1,2003, the Company entered into a stock purchase agreement whereby it acquired all of the issued and outstanding shares of Souvenir Direct Trading, Inc., a Florida company ("SDI") engaged in the business of selling souvenir, promotional and gift items manufactured to SDI's order in China and then shipped directly to SDI's North American customers. As part of the acquisition, Howard Ullman, the chief executive officer, president and chairman of the board of directors of SDI, retained those positions as well as becoming the Company's Chief Executive Officer, President and Chairman of the Board of Directors, and nominees of Mr. Ullman were appointed to the

Company's Board of Directors. The Company issued 97,000,000 shares of its Common Stock to Mr. Ullman, as the sole shareholder of SDI, to acquire SDI's 1,000 issued and outstanding shares of capital stock. SDI became a wholly-owned and the only operating subsidiary of the Company. Mr. Ullman, a shareholder of the Company prior to the acquisition and the former Chief Executive Officer, President and Chairman of the Board of Directors of the Company in 2003, became the largest shareholder of the Company as a result of the acquisition, which increased his total stock ownership of Colorado Common Stock from 200,000,000 to 297,000,000 (299,595,500 if one includes shares of Common Stock underlying an option and shares of common stock held by his immediate family members).

                               SUMMARY TERM SHEET

      The following is only a summary of certain material information contained in this document. You should carefully review this entire document along with the annexes attached hereto to understand the proposal fully.

      o Time and Place of Special Meeting (See cover page, Notice of Special Meeting of Shareholders): Monday, May 10, 2005, at 9:00 a.m., local time, at Grand Palms Resort, 110 Grand Palms Drive (155th Ave. S.W. & Pines Blvd just West of I-75), Pembroke Pines, Florida 33027, Telephone (954) 431-8800 Fax: (954) 435-5988.

      o Record Date: You can vote at the special meeting if you owned common stock of CBQ, Inc. at the close of business on March 23, 2004.

      o Proposal to be Voted on: We are proposing to change the state of incorporation of CBQ, Inc. from Colorado to Florida by merging into a wholly owned subsidiary of CBQ, Inc. of the same name, incorporated in Florida. We sometimes refer to this proposal as the reincorporation proposal.

      o Our Reasons for the Reincorporation Proposal: The primary reasons for the reincorporation from Colorado to Florida are:

            (1) The Company has no business offices or operations in, customers in, or commercial connections with the State of Colorado. Florida is the location of the Company's business offices, all of its employees, many of its shareholders, and most of the Company's commercial and business partners and professional advisors; and

            (2) Florida's corporate laws allow shareholders holding a majority of voting power to approve by written consent most corporate actions whereas Colorado laws require such approval to be by all the shareholders (other than minor administrative changes to the Articles of Incorporation). Since almost 80% of the Company's authorized and issued shares of Common Stock are owned by three people, Howard Ullman, current Company Chief Executive Officer, President and Chairman of the Board of Directors, Bart Fisher, a former officer and director of the Company and a principal shareholder of the Company, and Laurie Holtz, a director of the Company, the requirement of a shareholders meeting to approve each and every corporate action is, in the opinion of the Company, an unnecessary cost and burden on a small business concern like the Company. Colorado is one of the few states with a unanimous written consent approval requirement for approval of almost all corporate actions requiring shareholder approval.

      o Our Name in Connection with the Reincorporation: Our name will change in connection with the reincorporation; the Company's name will be changed from "CBQ, Inc." to "China Direct Trading Corporation". The trading symbol of the Company's Common Stock shall change from "CBQI" to a symbol to be selected by the OTC.

      o Effect of Approving the Reincorporation Proposal: If the reincorporation proposal is approved, the reincorporation merger will be consummated and the Company will be incorporated in Florida. The reincorporation will not change our headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, liabilities or net worth. Our current directors and officers will become the directors and officers of the Company incorporated in Florida upon effectiveness of the reincorporation. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation proposal. The Company will be paying corporate fees and taxes to the State of Florida. The Company does not believe there is a significant difference between corporate fees and taxes in the State of Florida and the State of Colorado.

      o Effect of Not Approving the Reincorporation Proposal: If the reincorporation proposal fails to obtain the vote required for approval, the reincorporation merger will not be consummated and the Company will continue to operate as a corporation incorporated in Colorado.

      o What You Will Receive in the Reincorporation Merger: You will not need to exchange your existing stock certificates for stock certificates of the Company incorporated in Florida. Each of your shares of Colorado Common Stock, with respect to which dissenters' rights are not validly perfected, automatically will be converted into one share of Common Stock of the Company incorporated in Florida.

      o  Recommendation  of the Board of Directors of the Company:  The board of
      directors   of  the   Company   recommends   that  you  vote   "For"   the
      reincorporation proposal.

      |X| Vote Required: Approval of the reincorporation proposal will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each of the Colorado Common Stock. Approval of the reincorporation proposal will constitute approval of the reincorporation merger, the Florida Articles of Incorporation, and the merger agreement.

      o How to Vote Your Shares. To vote, complete, date and sign the enclosed proxy card and mail it in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting. In order to assure that your vote is obtained, please send us your completed, dated and signed proxy even if you currently plan to attend the special meeting in person.

      o How to Revoke Your Proxy: You may revoke your proxy either by delivering to the Secretary of the Company a signed notice of revocation or a later dated and properly executed proxy, or by attending the meeting and voting in person.

      o Dissenters' Rights: The holders of record of the Colorado Common Stock have dissenter's rights under the CBCA. Shareholders should see the section entitled "DISSENTERS' RIGHTS below at page ___________. Because the shares of our Series A Preferred Stock are not publicly traded, any holder of such shares would be entitled to dissenters' rights under Colorado law in connection with the reincorporation. As of the record date of the shareholders meeting, there are no issued and outstanding shares of Colorado Preferred Stock.

      o Voting of Shares Held in "Street Name": Your broker will not be permitted, without your instructions, to vote your shares held in street name on the reincorporation proposal. You should, therefore, be sure to provide your broker with instructions on how to vote your shares. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker's name, will have the same effect as a vote against the reincorporation proposal.

      o Tax Effects of the Reincorporation: We believe that the reincorporation will be tax-free to our shareholders and you will be entitled to the same aggregate basis in the shares of the Company incorporated in Florida as the aggregate basis you have in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the reincorporation.

      o Changes in Shareholder Rights: After completion of the reincorporation merger, the rights of all shareholders will be governed by Florida law and by the Company's Florida Articles of incorporation and bylaws. The most
      significant   changes  in  shareholders'   rights  before  and  after
      the reincorporation are discussed in detail in "Proposal 1--Reincorporation of CBQ, Inc. as a Florida Corporation--Comparison of Shareholder Rights Before and After the Reincorporation" on pages
      _________.

      o Whom You Should Call with Questions: If you have further questions, you may contact us at (954) 474-0224.

                                 PROXY STATEMENT
                                Table of Contents

Voting Matters
Record Date; Shares Outstanding and Voting Rights
Quorum and Vote Required
Proxies and Voting Procedures
Proposal 1
General
No Change in Business, Jobs, Physical Location, etc.
Reasons for the Reincorporation
Limitation of Shareholders Participation in Approval of Future Corporate Actions CBQ, Inc. and China Direct Trading Corporation
The Merger Agreement
Effective Time
Effect of Not Obtaining the Required Vote for Approval
Comparison of Shareholder Rights Before and After the Reincorporation
Federal Income Tax Consequences of the Reincorporation Merger
Accounting Treatment of the Reincorporation Merger
Regulatory Approval
Dissenters' Rights for the Holder of Colorado Common Stock
Security Ownership of Directors and Executive Officers and Certain Beneficial
    Owners
Solicitation Procedures
Other Business
    Annex A Agreement and Plan of Merger
    Annex B  PROXY CARD
    Annex C   Articles of Incorporation of CBQ, INC.
    Annex D  Bylaws of  CBQ, INC.
    Annex E Colorado Business Corporation Act Dissenter's Rights
    Annex F Florida Statutes Appraisal (Dissenters')  Rights
    Annex G  Florida Articles of Incorporation
    Annex H   Florida Bylaws

                                 VOTING MATTERS

RECORD DATE; SHARES OUTSTANDING AND VOTING RIGHTS

      Our board of directors has fixed the close of business on March 23, 2004, as the record date entitled to receive notice of and to vote at the special meeting or any adjournments or postponements thereof. At the close of business on the record date, the Company had 500 million shares of Colorado Common Stock and there are no issued and outstanding shares of Preferred Stock as of the record date and entitled to vote on the reincorporation proposal as of the record date.

      Each outstanding share of Colorado Common Stock is entitled to one vote. Approval of the reincorporation proposal will constitute approval of the reincorporation merger, the Florida Articles of Incorporation and the merger agreement. Approval of the Florida Articles of Incorporation will result in the corporate name changing from "CBQ, Inc." to "China Direct Trading Corporation" and the increase in the authorized shares of Common Stock from 500 million under the Colorado Articles of Incorporation to 600 million shares under the Florida Articles of Incorporation.

QUORUM AND VOTE REQUIRED

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Colorado Common Stock is necessary to constitute a quorum for the Colorado Common Stock, respectively. Abstentions and broker non-votes will be considered present at the special meeting for the purpose of calculating a quorum. If there are not sufficient votes in attendance at the meeting in person or by proxy to constitute a quorum for approval of any matters to be voted upon at the special meeting, the special meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum.

      Approval of the reincorporation proposal will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each of the Colorado Common Stock.

      You may vote in favor of, abstain, or vote against the reincorporation proposal. The reincorporation proposal will only be implemented if we obtain the required shareholder vote of each of Colorado Common Stock.

PROXIES AND VOTING PROCEDURES

      All shares of Colorado Common Stock represented by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted in accordance with the instructions indicated in those proxies. If no specific instructions are given on the proxy card with respect to the matter(s) to be acted upon at the special meeting, shares of Colorado Common Stock represented by a properly executed proxy will be voted "FOR" the proposals set forth on the accompanying proxy card.

      Shareholders who hold their shares through nominees such as a broker or a bank (i.e., in street name) must provide their broker with instructions on how to vote the street name shares. If your broker holds your shares in its name, your broker may not vote your shares on the reincorporation proposal absent instruction from you. Consequently, without your voting instruction on this item, a broker non-vote will occur. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker's name, will have the same effect as a vote against the reincorporation proposal.

      The election inspector appointed for the meeting will tabulate votes cast in person or by proxy at the special meeting. ***** shall act as inspectors of elections.

      Each proxy should be completed, dated, signed and returned in the envelope provided for that purpose. Proxies properly executed and returned in a timely manner will be voted at the special meeting in accordance with the directions noted in the proxy. Any shareholder giving a proxy has the power to revoke it any time before it is voted, either by delivering to the secretary of the Company a signed notice of revocation or a later dated and properly executed proxy or by attending the special meeting and voting in person. Attendance at the meeting will not in itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our executive offices, Attention: Secretary, or hand delivered to the Secretary of the Company at the address of our executive offices, at or before the vote to be taken at the special meeting. In order to assure that your vote is obtained, please return your properly completed, dated and executed proxy to us even if you currently plan to attend the special meeting in person.

      So far as the Company's board of directors is aware, the proposals set forth in the accompanying proxy card are the only matters to be acted upon at the special meeting. If any other matters are properly brought before the special meeting, including without limitation, a motion to adjourn the special meeting to another time and/or place for the purpose of, among other things, disseminating information regarding material developments relating to the reincorporation proposal, or soliciting additional proxies in favor of approval of the reincorporation proposal, the persons whose names appear on the accompanying proxy card will vote the shares represented by such proxy upon such matters in their discretion; provided, however, that if the Company proposes to adjourn the special meeting for the purpose of soliciting additional votes in favor of the reincorporation proposal, and seeks a vote of shareholders on such adjournment, no proxy that is voted against the last proposal set forth on the proxy card (or on which a shareholder elects to abstain on such matter) will be voted in favor of any adjournment for the purpose of soliciting additional proxies if such proposal to adjourn is made by the Company. Should the special meeting be reconvened, all proxies will be voted in the same manner as they would have been voted when the special meeting was originally convened, except for proxies effectively revoked or withdrawn prior to the time proxies are voted at the reconvened special meeting.

                                   PROPOSAL 1
                          REINCORPORATION OF CBQ, INC.
                             IN THE STATE OF FLORIDA

GENERAL

      The Company is engaged through its wholly-owned subsidiary, Souvenir Direct Trading, Inc., a Florida corporation, ("SDI") in the distribution of souvenir, gift and promotional items manufactured to order in the Peoples' Republic of China ("China") by manufacturing firms working for the Company. When the Company receives an order for products from its North American customers, the Company orders the requested products from its Chinese sources, who direct ship the products to the Company's customers. At the special meeting shareholders of the Company will be asked to vote upon the reincorporation of the Company from the State of Colorado to the State of Florida. The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of March 23, 2004, (the "merger agreement"), by and between the Company and China Direct Trading Corporation, a Florida corporation and a recently formed, wholly owned subsidiary of the Company. On March 23, 2004, the boards of directors of each of the companies unanimously approved the merger agreement, and subsequently the Company, as the sole stockholder of CDTC, adopted the merger agreement. The merger agreement is attached as Annex A to this proxy statement.

NO CHANGE IN BUSINESS, JOBS, PHYSICAL LOCATION, ETC.

      The reincorporation merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the Reincorporation." However, the reincorporation merger will not result in any change in name, headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the reincorporation and will assume identical positions with CDTC. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation merger. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the reincorporation merger as a result of the reincorporation. Upon the effective time of the reincorporation merger, your shares of Colorado Common Stock will be converted into an equivalent number of shares of Florida Common Stock of CDTC and such shares will trade on the OTC.BB under the a new symbol to be selected by the OTC.

REASONS FOR THE REINCORPORATION

      All of the Company's business operations, employees, and facilities are located in Florida. Many of the Company's shareholders are located in Florida. The business partners and professional advisors are mostly located in Florida. The Company has no customers, facilities, employees, commercial relationships or other significant contacts with the State of Colorado. The only reason that the Company is incorporated in the State of Colorado is that its public predecessor was based and incorporated in the State of Colorado.

      The Company also wishes to reincorporate to Florida in order to have more flexibility in approval of corporate actions by shareholders acting through written consent. The corporate laws of the State of Florida or "FSA" are, in the opinion of the Company, more flexible and less burdensome in areas like the need to call a shareholders' meeting to approve any and all corporate actions or changes to the Articles of Incorporation. FSA allows a majority of the votes acting by written consent to approve many corporate actions. CBCA, on the other hand, requires a shareholder meeting to approve any corporate action.

      Reincorporation from Colorado to Florida also may make it easier to attract future candidates willing to serve on our board of directors, because many of such Company's potential candidates are located in Florida and are familiar with SDI. The candidates will already be familiar with Florida corporate law, including provisions relating to director indemnification, from their past business experience.

      LIMITATION OF SHAREHOLDERS' PARTICIPATION IN CONSIDERATION AND APPROVAL OF FUTURE CORPORATE ACTIONS

            BY APPROVING THE REINCORPORATION, YOU WILL CAUSE THE SURVIVING CORPORATION'S FLORIDA ARTICLES OF INCORPORATION AND FLORIDA BY-LAWS TO GOVERN CORPORATE GOVERNANCE, WHICH WILL RESULT IN FOLLOWING CHANGES FROM THE COLORADO ARTICLES OF INCORPORATION: (1) THE NAME OF THE COMPANY BEING CHANGED FROM "CBQ, INC." TO "CHINA DIRECT TRADING CORPORATION" IN ORDER TO HAVE A CORPORATE NAME THAT REFLECTS THE BUSINESS OF THE COMPANY; AND 2) THE FLORIDA ARTICLES OF INCORPORATION AUTHORIZE THE ISSUANCE OF 600 MILLION SHARES OF COMMON STOCK WHEREAS THE COLORADO ARTICLES OF INCORPORATION AUTHORIZE THE ISSUANCE OF 500 MILLION SHARES OF COMMON STOCK. BY REINCORPORATING TO FLORIDA, THE TWO SHAREHOLDERS WHO HAVE OVER 80% OF THE VOTING POWER OF THE COMPANY, HOWARD ULLMAN AND BART S. FISHER, WILL BE ABLE TO APPROVE BY WRITTEN CONSENT AND WITHOUT ANY VOTE BY THE OTHER SHAREHOLDERS ALMOST ANY PROPOSED CORPORATE ACTION, INCLUDING APPROVAL OF AMENDMENTS TO THE FLORIDA ARTICLES OF INCORPORATION, APPROVAL OF SIGNIFICANT CORPORATE TRANSACTIONS LIKE MERGERS, RECLASSIFICATION OF COMPANY'S SECURITIES, THE NUMBER OF DIRECTORS ON THE COMPANY'S BOARD OF DIRECTORS, DISSOLUTION OF THE COMPANY, AND GOING PRIVATE TRANSACTIONS. WHILE MR. ULLMAN AND MR. FISHER WOULD HAVE SUFFICIENT VOTING POWER UNDER THE CBCA TO APPROVE ALMOST EVERY PROPOSED CORPORATE ACTION, THEY WOULD HAVE TO APPROVE SUCH ACTIONS AT A SHAREHOLDERS' MEETING AT WHICH THE OTHER SHAREHOLDERS WOULD HAVE THE OPPORTUNITY TO VOICE THEIR OPINIONS AND CAST THEIR VOTES AS WELL AS RECEIVE ANSWERS FROM THE COMPANY'S SENIOR MANAGEMENT ON ANY PROPOSED CORPORATE ACTION. UNDER FLORIDA LAW, MR. ULLMAN AND MR. FISHER COULD MAKE APPROVE MOST PROPOSED CORPORATE ACTIONS WITHOUT A SHAREHOLDERS' MEETING AND WITHOUT THE COMPANY SOLICITING YOUR VOTE OR A SHAREHOLDERS' MEETING.

CBQ, INC. AND China Direct Trading Corporation

      The Company is a public holding company whose history has been marked by acquiring a number of technology service companies and systems developers and then being unable to sustain or grow those operations. The Company had no business operations by early 2002. Since early 2002 until December 1, 2003, the Company has been looking for a new company to acquire to revive the Company's business operations. During this period of inactivity, the Company was sustained by loans and cash contributions from certain members of senior management, especially Bart S. Fisher.

      CDTC our wholly owned subsidiary, was incorporated under the laws of the State of Florida on or about March 23, 2004, exclusively for the purpose of merging with the Company. The address and phone number of CDTC's principal office are the same as those of the Company. Prior to the reincorporation merger, CDTC will have no material assets or liabilities and will not have carried on any business.

      Upon completion of the reincorporation merger, the rights of the stockholders of CDTC Florida will be governed by the laws of the State of Florida and the articles of incorporation and the bylaws of CDTC (the "Florida Articles of Incorporation" and the "Florida Bylaws," respectively). The Florida Articles of Incorporation and the Florida Bylaws are attached to this proxy statement as Annexes B and C, respectively.

      Souvenir Direct Trading, Inc. ("SDI"), a Florida corporation and the sole business operation of the Company will become a wholly-owned subsidiary of CDTC. The same is true for China Pathfinder Fund, LLC, a Florida limited liability company and a majority-owned subsidiary of the Company, which was recently formed by the Company, Howard Ullman, Bart Fisher, Jeffrey Postal and Cora Wong.

THE MERGER AGREEMENT

      The merger agreement provides that the Company will merge with and into CDTC, with CDTC being the surviving corporation. Pursuant to the merger agreement, CDTC will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of CDTC for identical terms of office. Our existing subsidiaries will become the subsidiaries of CDTC.

      At the effective time of the reincorporation merger, each outstanding share of Colorado Common Stock, with respect to which dissenters' rights are not validly perfected, automatically will be converted into one share of Common stock, par value $0.0001, of CDTC ("Florida Common Stock"). You will not have to exchange your existing stock certificates of the Company for stock certificates of CDTC. However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to CDTC's transfer agent for cancellation, and obtain a new Florida form of certificate.

      At the effective time of the merger, Florida Common Stock will be listed for trading on the OTC.BB and the Colorado Common Stock will cease to be listed on the OTC.BB.

      The merger agreement was unanimously approved by the board of directors of the Company and the board of directors of CDTC and subsequently was adopted by the Company, as the sole stockholder of CDTC. Approval of the reincorporation proposal (which constitutes approval of the merger agreement) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each of the Colorado Common Stock.

EFFECTIVE TIME

      If approved by the requisite vote of the holders of shares of Colorado Common Stock, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado (together with the merger agreement) in accordance with Article 7-111-105 of the CBCA and the Certificate of Merger to be filed with the Secretary of State of Florida in accordance with Chapter 607, Section 607.1105 of the FSA. However, the merger agreement may be terminated and abandoned by action of the board of directors of the Company at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of Colorado Common Stock, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders.

EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

      If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in Colorado.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

      Because of differences between the CBCA and the corporate laws of the State of Florida, as well as differences between the Company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company's shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences among the CBCA and the FCL, the Articles of Incorporation of the Company (the "Colorado Articles of Incorporation") and the Bylaws of the Company (the "Colorado Bylaws") and the Florida Certificate of Incorporation and the Florida Bylaws. In addition to the changes described below, certain technical changes have been made to the Florida Certificate of Incorporation and Florida Bylaws in comparison to the Colorado Articles of Incorporation and Colorado Bylaws to reflect non-material differences between the FCL and the CBCA. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the corporate laws of the State of Florida, the Florida Certificate of Incorporation and the Florida Bylaws.

                                   THE COMPANY

                                 CORPORATE NAME

The name of the Corporation is "CBQ, Inc."

                             AUTHORIZED COMMON STOCK

The authorized shares of Common Stock Stock under the Colorado Articles of Incorporation Incorporation is 500 million shares shares

                  PAR VALUE OF CAPITAL STOCK; SURPLUS; CAPITAL

The concepts of par value, surplus and capital do not exist under the CBCA.

        VOTING RIGHTS OF 'NON-VOTING' STOCK ON EXTRAORDINARY TRANSACTIONS

Under the CBCA, the holders of Colorado Common Stock and, if any shares were issued and outstanding, the shares of Colorado Preferred Stock, even though non-voting, would each have the right to vote, as a separate class on, among other things, the following two extraordinary transactions: (i) a plan of merger or a plan of shareCDTC exchange and (ii) a proposal to dissolve the corporation or a proposal to revoke the dissolution of the corporation. In addition, under the Colorado Articles of Incorporation, the holders of Colorado Common Stock and Colorado Preferred Stock are entitled to vote, as a separate class, on any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company on which the CBCA requires approval by the holders of Colorado Common Stock, which would include a sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company to any subsidiary of the Company that is not a direct or indirect wholly owned Colorado corporation. Each class of stock would enjoy one vote per share.

                            VOTE REQUIRED TO APPROVE
                                REINCORPORATION

Under the CBCA, two-thirds of the votes entitled to be cast on the matter by each voting group entitled is required to approve the reincorporation.

                     VOTE REQUIRED FOR ELECTION OF DIRECTORS

The Colorado Bylaws provide that a majority of the shares entitled to vote for directors is required in order to elect a director.

                                      CDTC

                                 CORPORATE NAME

The name of the Corporation shall be China Direct Trading Corporation.

                             AUTHORIZED COMMON STOCK

The   authorized   shares  of  Common  Stock  under  the  Florida   Articles  of
Incorporation is 600 million

                  PAR VALUE OF CAPITAL STOCK; SURPLUS; CAPITAL

Florida law recognizes the concepts of par value, surplus and capital

        VOTING RIGHTS OF 'NON-VOTING' STOCK ON EXTRAORDINARY TRANSACTIONS

Under FSA, the holders of Florida Common Stock retain the same class voting rights that such holders have under the CBCA. The Florida Preferred Stock, as is true for the Colorado Preferred Stock, has no voting rights. However, the FSA entitles the Florida Preferred Stock to vote on any stock exchange or stock reclassification if such transaction: (1) would or could cause all or part of the shares of Florida Preferred Stock to be exchanged or reclassified as shares of another class of stock; (2) would change the authorized number of, or change the designation, rights, preferences or limitations of all or part of the Florida Preferred Stock; (3) would create a new class of stock, or, increase the authorized number, rights or preferences of a class of stock, and such changes would grant that class prior or superior distribution or dissolution rights or preferences than those of the Florida Preferred Stock; (4) would limit or deny existing pre-emptive rights of all or part of shares of another class of stock; or (5) cancel or otherwise affect the rights to distributions or dividends that have accumulated but not yet been declared on all or part of the shares of a class of stock. Under the FSA, the shares of the Florida Preferred Stock would be entitled to vote as a separate class on any stock exchange or stock reclassification that involves any of the changes contemplated in #1 through #5 above. If the changes entitle the holders of two or more classes or series of stock to vote as a separate class on the proposed stock exchange or stock reclassification, and the proposed stock exchange or stock reclassification would affect those two or more classes or series of stock in substantially the same way, then under the FSA, the shareholders of those two or more classes or series of stock must vote together as a single class on the proposed stock exchange or stock reclassification.

                            VOTE REQUIRED TO APPROVE
                                 REINCORPORATION

Under the FSA, the plan of merger or share exchange to be authorized shall be approved by each class entitled to vote on the plan by a majority of all the votes entitled to be cast on the plan by that class.

Voting by a class or series as a separate voting group is required under the following circumstances: (1) On a plan of merger if the plan contains a provision which, if contained in a proposed amendment to articles of incorporation, would entitle the class or series to vote as a separate voting group on the proposed amendment under; or (2) On a plan of share exchange if the shares of such class or series of shares are to be converted or exchanged under such plan or if the plan contains any provisions which, if contained in a proposed amendment to articles of incorporation, would entitle the class or series to vote as a separate voting group on the proposed amendment.

                     VOTE REQUIRED FOR ELECTION OF DIRECTORS

Unless otherwise provided in the articles of incorporation, FSA allows directors to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Each shareholder who is entitled to vote at an election of directors has the right to vote the number of shares owned by him or her for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote. Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

                                 INDEMNIFICATION

The Colorado Bylaws require that the Company indemnify the following persons, only if such persons acted in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, had no reasonable cause to believe the person's conduct was unlawful: (i) directors, except with respect to a personal benefit improperly received by such directors and (ii) officers and employees, except with respect to matters in which such officers and employees are adjudged to be liable for their own gross negligence or willful misconduct and except with respect to a personal benefit improperly received by such officers and employees. In addition, as required by the CBCA, the Company is required to give shareholders, with or before the notice for the next shareholders' meeting, a notice of all indemnification of, or advancement of expenses to, directors of the Company in connection with a proceeding by or in the right of the corporation.

Under the Florida By-Laws and FCL, CDTC can indemnify any director, officer, employee, or agent who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. CDTC can indemnify any director, officer, employee, or agent to any proceeding by or in the right of the corporation to procure a judgment in its favor if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be allowed if the person is adjudged liable by the court, unless the court finds that indemnification is available. Further, indemnification is also dependent upon a finding that the person satisfied the applicable standard of conduct, which determination must be made a majority vote of the board, a majority vote of the shareholders, or by independent legal counsel.

The Florida Bylaws do not contain the following provisions that were expressly required by Colorado law (but not by Florida law): the requirement of a notice to stockholders in the event of indemnification of, or advancement of expenses to, directors of the corporation in connection with a proceeding by or in the right of the corporation. It should be noted, however, that the Florida Bylaws are otherwise similar to the Colorado Bylaws with respect to mandatory indemnification by CDTC of directors and officers, and that all such persons must act in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of CDTC, and with respect to any criminal proceeding, had no reasonable cause to believe the person's conduct was unlawful.

                    ACTION BY SHAREHOLDERS WITHOUT A MEETING

As required by the CBCA, the Colorado Bylaws provide that (i) any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing and (ii) action by written consent is to be effective as of the date the last writing necessary to effect the action is received by the secretary of the Company, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action.

                              REMOVAL OF DIRECTORS

As required by the CBCA, the Colorado Articles of Incorporation and Colorado Bylaws provide that any director may be removed, with or without cause, only by the holders of Colorado Common Stock and only if the votes cast in favor of removal exceed the votes cast against removal.

                    NOTICE OF ADJOURNMENTS AND OTHER ACTIONS

Consistent with the CBCA, the Colorado Bylaws requires that (i) if the authorized shares of the Company are to be increased, at least 30 days' notice shall be given to the shareholders of record and (ii) if a shareholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the board of directors of the Company), notice shall be given to record holders as of the new record date.

                    ACTION BY SHAREHOLDERS WITHOUT A MEETING

Unless otherwise provided in the articles of incorporation, action required or permitted by the FSA to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. In order to be effective the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the corporation by delivery to its principal office in this state, its principal place of business, the corporate secretary, or another officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent delivered in the manner required by this section, written consents signed by the number of holders required to take action are delivered to the corporation by delivery as set forth in this section. Within 10 days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenters' rights are provided under this act, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of this act regarding the rights of dissenting shareholders

                              REMOVAL OF DIRECTORS

Under the FSA, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. Removal may be by a majority of the votes entitled to vote. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him or her. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against his or her removal. If cumulate voting is not authorized, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her. A director may be removed by the shareholders at a meeting of shareholders, provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the director.

                    NOTICE OF ADJOURNMENTS AND OTHER ACTIONS

Unless the bylaws require otherwise, if an annual or special shareholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If a new record date for the adjourned meeting is or must be fixed under the FSA, however, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

                                   RECORD DATE

Consistent with the CBCA, the Colorado Bylaws provide that with respect to all actions requiring the fixing of a record date (including distributions) other than a shareholder action by written consent, the record date is not to be more than 70 days before the meeting or action requiring a determination of shareholders. With respect to a shareholder action by written consent, the record date is the date on which a writing upon which the action is taken is first received by the Company.

            AMENDMENT TO THE ARTICLES (CERTIFICATE) OF INCORPORATION

Under the CBCA, amendments to the Colorado Articles of Incorporation, other than ministerial amendments authorized by the directors without shareholder action, may be proposed by the board of directors of the Company or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The board of directors of the Company must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

                             AMENDMENT TO THE BYLAWS

The Colorado Bylaws provide that the board of directors may amend, restate or repeal the bylaws of the Company by the affirmative vote of two-thirds of the full board.

                                   RECORD DATE

Under the FSA, i not otherwise provided by or pursuant to the bylaws, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders' meeting is the close of business on the day before the first notice is delivered to shareholders. A record date may not be more than 70 days before the meeting or action requiring a determination of shareholders.

A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

Within 10 days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenters' rights are provided under this act, the notice shall contain a clear statement of the right of shareholders

            AMENDMENT TO THE ARTICLES (CERTIFICATE) OF INCORPORATION

Under the FSA, a corporation may amend its articles of incorporation at any time to add or change a provision that is required or permitted in the articles of incorporation or to delete a provision not required in the articles of incorporation. Whether a provision is required or permitted in the articles of incorporation is determined as of the effective date of the amendment. A shareholder of the corporation does not have a vested property right resulting from any provision in the articles of incorporation, including provisions relating to management, control, capital structure, dividend entitlement, or purpose or duration of the corporation.

For the amendment to be adopted: the board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment; and the shareholders entitled to vote on the amendment must approve the amendment by a greater vote or a vote by voting groups, the amendment to be adopted must be approved by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights.

                             AMENDMENT TO THE BYLAWS

A corporation's board of directors may amend or repeal the corporation's bylaws unless: the articles of incorporation or FSA reserves the power to amend the
bylaws   generally  or  a  particular   bylaw   provision   exclusively  to  the
shareholders; or the share-holders, in amending or repealing the bylaws generally or a particular bylaw provision, provide expressly that the board of directors may not amend or repeal the bylaws or that bylaw provision. A corporation's share-holders may amend or repeal the corporation's bylaws even though the bylaws may also be amended or repealed by its board of directors.

--------------------------------------------------------------------------------

                                 PREFERRED STOCK

The Colorado Articles of Incorporation and the CBCA authorize the board of directors of the Company to issue shares of preferred stock in one or more series, and to fix for each series the number, dividend rights, conditions of redemption, rights on dissolution, voting rights (but only to the limited extent the preferred stock is granted the right to vote by the CBCA), conversion privileges and other rights and limitations to the extent permitted by the CBCA. No shares of preferred stock are currently issued or outstanding.

--------------------------------------------------------------------------------

                                   DISSOLUTION

Under the CBCA, the board of directors of the Company may submit a proposal of voluntary dissolution of the Company to the shareholders of the Company entitled to vote thereon. The board of directors of the Company must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the board of directors of the Company determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.

      Unless the CBCA, the articles of incorporation, bylaws adopted by the shareholders, or the board of directors require a greater vote, the proposal to dissolve shall be approved by each voting group entitled to vote separately on the proposal by a majority of all the votes entitled to be cast on the proposal by that voting group.

                                    DIVIDENDS

The CBCA permits the board of directors of the Company to declare dividends from funds legally available for that purpose. This provision is subject to the CBCA requirement that the payment of distributions is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend. Because Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital and surplus, the above limitation is the only limitation with respect to the declaration of dividends by the board of directors of the Company.

                       CORPORATE RECORDS (FORM OF RECORDS)

Under the CBCA, the Company is required to keep as permanent records minutes of all meetings of the shareholders and the board of directors of the Company, a record of all actions taken by the shareholders or the board of directors of the Company without a meeting, a record of all actions taken by a committee of the board of directors of the Company, and a record of all waivers of notices of meetings of shareholders and of the board of directors of the Company or any committee of the board of directors. In addition, the CBCA requires the Company to keep specific records at its principal office, including the Colorado Articles of Incorporation, the Colorado Bylaws and the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years.

--------------------------------------------------------------------------------

                                 PREFERRED STOCK

The Florida Articles of Incorporation and FSA contains a similar authorization for the board of directors with respect to preferred stock; however, the rights and limitations of the preferred stock are to the fullest extent permitted by Florida law. Accordingly, the Board is permitted to fix whether or not the holders of shares of a series of preferred stock will have voting rights and the terms of those voting rights, in addition to the voting rights provided by Florida law.

--------------------------------------------------------------------------------

                                   DISSOLUTION

Under the FSA, the board of directors must recommend dissolution to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders. The shareholders entitled to vote must approve the proposal to dissolve, unless the articles of incorporation require a greater vote or a vote by voting groups, by a majority of all the votes entitled to be cast on that proposal.

Alternatively, without action of the board of directors, action to dissolve a corporation may be taken by the written consent of the shareholders pursuant.

                                    DIVIDENDS

The FSA contains the same provision with respect to declaration of dividends as the CBCA, except that FSA recognizes the concepts of par value, capital and surplus are retained in Florida. No distribution may be made if, after giving it effect: The corporation would not be able to pay its debts as they become due in the usual course of business; or the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

                       CORPORATE RECORDS (FORM OF RECORDS)

Under the FSA, corporation shall keep as permanent records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation. A corporation must maintain: accurate accounting records, a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each, its records in written form or in another form capable of conversion into written form within a reasonable time, its articles or restated articles of incorporation and all amendments to them currently in effect; bylaws or restated bylaws and all amendments to them currently in effect; resolutions adopted by its board of directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; the minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past 3 years; written communications to all shareholders generally or all shareholders of a class or series within the past 3 years, including the financial statements furnished for the past 3 years; a list of the names and business street addresses of its current directors and officers; and its most recent annual report delivered to the Department of State of Florida.

                        EXAMINATION OF BOOKS AND RECORDS

Under the CBCA, any record or beneficial shareholder of the Company may, upon 5 days' written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days' written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Company, if the shareholder either (i) has been a shareholder for at least 3 months or
(ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person's interests as a shareholder.

                          BUSINESS COMBINATION STATUTE

The CBCA does not contain any business combination provisions.

Under the CBCA, shareholders are entitled to exercise dissenters' rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided.

Dissenters' rights in Colorado are available to both record holders and beneficial holders.

                          BUSINESS COMBINATION STATUTE

FSA contains a control-share acquisition law, which a Florida corporation can opt out of by including a provision in its articles of incorporation. The Florida Articles of Incorporation contain an opt-out provision for the Florida control-share law. The control-share law applies if a person acquires enough shares in the aggregate to exercise or direct the exercise of the voting power of the issuing public corporation in the election of directors within any of the following ranges of voting power: one-fifth or more but less than one-third of all voting power; one-third or more but less than a majority of all voting power; or a majority or more of all voting power.

A person with control-shares shall not enjoy full voting rights for those shares unless they were acquired in a merger or stock purchase that is approved by the corporation's board of directors. Absent such approval, the control shares will not enjoy full voting rights unless: each class or series entitled to vote separately on the proposal to grant full voting rights to the control shares by a majority of all the votes entitled to be cast by the class or series, with the holders of the outstanding shares of a class or series being entitled to vote as a separate class if the proposed control-share acquisition would, if fully carried out, result in any changes in any class or series of stock; or each class or series entitled to vote separately on the proposal by a majority of all the votes entitled to be cast by that group, excluding all interested shares.

Any control shares that do not have voting rights because such rights were not accorded to such shares by approval of a resolution by the shareholders pursuant to paragraph (b) shall regain voting rights and shall no longer be deemed control shares upon a transfer to a person other than the acquiring person or associate or affiliate of the acquiring person unless the acquisition of the shares by the other person constitutes a control-share acquisition, in which case the voting rights of the shares remain subject to the provisions of control-share law.

                         DISSENTERS' (APPRAISAL) RIGHTS

Under the FSA, appraisal rights are available to a shareholder who is entitled to vote on a merger, share exchange, asset sale or dissolution, except that holders of a class or series of stock that is not exchanged in the transaction are not entitled to appraisal rights. Further, if the class or series of stock is quoted on the New York Stock Exchange, American Stock Exchange or quoted on NASDAQ National Market or SmallCap Market, or, if not listed thereon or quoted thereon, the corporation has at least 2000 shareholders and at least $10 million in market float, then the shares of that class or series would not be entitled to appraisal rights, unless the holders of those shares are required to accept in exchange for their shares any consideration other than cash or stock of another company. Appraisal rights may be limited or eliminated in the Articles of Incorporation but such limitation or elimination shall not apply to any control share acquisition that occurs prior to the one-year anniversary of the effective date of such article provision.

A shareholder is not entitled to appraisal rights for a completed corporate action, unless the corporate action was not adopted and approved in accordance with the articles of incorporation, by-laws or FSA, or unless fraud or misrepresentations were used to obtain shareholder approval of the corporate action.

Appraisal rights are available to shareholders of record and beneficial owners of the shares.

                               DERIVATIVE ACTIONS

Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants' reasonable expenses attributable to the defense of such action, exclusive of attorney's fees. In addition, the Company may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by the Company or other parties named as defendants in the defense of such action, but not including attorney's fees, if the shareholder instituting the action holds less than 5% of the outstanding shares of any class of the Company, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.

                                  FRANCHISE TAX

There is no franchise tax in Colorado.

                               DERIVATIVE ACTIONS

Under the FSA, a court may dismiss a derivative proceeding if, on motion by the corporation, the court finds that one of the groups specified below has made a determination in good faith after conducting a reasonable investigation upon which its conclusions are based that the maintenance of the derivative suit is not in the best interests of the corporation. The corporation shall have the burden of proving the independence and good faith of the group making the determination and the reasonableness of the investigation. The determination shall be made by: (1) a majority vote of independent directors, if the independent directors constitute a quorum; (2) a majority vote of a committee consisting of two or more independent directors appointed by a majority vote of independent directors present at a meeting of the board of directors, whether or not such independent directors constitute a quorum; or (3) a panel of one or more independent persons appointed by the court upon motion by the corporation; and (4) a proceeding commenced under this section may not be discontinued or settled without the court's approval.

If the court determines that a proposed discontinuance or settlement will substantially affect the interest of the corporation's shareholders or a class, series, or voting group of shareholders, the court shall direct that notice be given to the shareholders affected. The court may determine which party or parties to the proceeding shall bear the expense of giving the notice.

A person may not commence a proceeding in the right of a domestic or foreign corporation unless the person was a shareholder of the corporation when the transaction complained of occurred or unless the person became a shareholder through transfer by operation of law from one who was a shareholder at that time.

A complaint in a proceeding brought in the right of a corporation must be verified and allege with particularity the demand made to obtain action by the board of directors and that the demand was refused or ignored by the board of directors for a period of at least 90 days from the first demand unless, prior to the expiration of the 90 days, the person was notified in writing that the corporation rejected the demand, or unless irreparable injury to the corporation would result by waiting for the expiration of the 90-day period. If the corporation commences an investigation of the charges made in the demand or complaint, the court may stay any proceeding until the investigation is completed.

On termination of the proceeding, the court may require the plaintiff to pay any defendant's reasonable expenses, including reasonable attorney's fees, incurred in defending the proceeding if it finds that the proceeding was commenced without reasonable cause. The court may award reasonable expenses for maintaining the proceeding, including reasonable attorney's fees, to a successful plaintiff or to the person commencing the proceeding who receives any relief, whether by judgment, compromise, or settlement, and require that the person account for the remainder of any proceeds to the corporation; however, this subsection does not apply to any relief rendered for the benefit of injured shareholders only and limited to a recovery of the loss or damage of the injured shareholders.

Derivative actions may be commenced by a beneficial owner or a shareholder of record.

                                  FRANCHISE TAX

There is no franchise tax in Florida.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER

      The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of Colorado Common Stock and Colorado Preferred Stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of Colorado Common Stock, or any foreign, state or local tax considerations. Accordingly, holders of Colorado Common Stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.

      The following discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

      The Company believes that the reincorporation merger and the resulting reincorporation of the Company from Colorado to Florida will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of Colorado Common Stock upon consummation of the reincorporation merger; (ii) the aggregate tax basis of shares of Florida Common Stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of Colorado Common Stock exchanged in the reincorporation merger; and (iii) the holding period of the shares of Florida Common Stock received in the reincorporation merger will include the period for which shares of Colorado Common Stock were held.

ACCOUNTING TREATMENT OF THE REINCORPORATION MERGER

      The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and CDTC Florida will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which previously have been reported to the Commission on forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of CDTC.

REGULATORY APPROVAL

      To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of the Articles of Merger (including the merger agreement) with the Secretary of State of Colorado and the filing of the Certificate of Merger with the Secretary of State of Florida.

                   YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
              VOTE "FOR" THE REINCORPORATION PROPOSAL (PROPOSAL 1).

DISSENTERS' RIGHTS FOR THE HOLDER OF COLORADO COMMON STOCK

      Summarized below are the dissenters' rights of the holder of Colorado Common Stock and the statutory procedures required to be followed in order to perfect such rights. A copy of Article 113 of the CBCA, which is the provision governing dissenters' rights under the CBCA, is attached to this proxy statement as Annex D. The following summary is qualified in its entirety by reference to
Article 113 of the CBCA, and such Article should be reviewed carefully by the holder of Colorado Common Stock. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters' rights by the dissenting shareholder.

      A record holder of Colorado Common Stock may assert dissenters' rights as to fewer than all of the shares of Colorado Common Stock registered in such record holder's name only if the record holder dissents and does not vote in favor of the reincorporation proposal with respect to all shares of Colorado Common Stock beneficially owned by any one person and causes the Company to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters' rights.

      A beneficial holder of Colorado Common Stock may assert dissenters' rights as to the shares held on such beneficial shareholder's behalf only if the beneficial holder causes the Company to receive the record holder's written consent to the dissent not later than the time the beneficial holder asserts dissenters' rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of the reincorporation proposal with respect to all shares of Colorado Common Stock owned by the beneficial holder.

      If the holder of Colorado Common Stock wishes to dissent, it must send to the Company, before the vote on the reincorporation merger is taken, written notice of its intention to demand payment for its shares of Colorado Common Stock if the reincorporation merger is effectuated. Neither a vote against the reincorporation proposal nor any proxy directing such vote, nor abstention from voting on the reincorporation proposal will satisfy the requirement for a written notice to the Company. All such notices should be mailed to: CBQ, Inc., 12535 Orange Drive, Suite 613, Davie, Florida 33330; Attention: Corporate Secretary.

      If the reincorporation merger is authorized at the special meeting, then, within ten days thereafter, we will provide to the holder of Colorado Common Stock, if still entitled to demand payment, a written notice containing all information required by Colorado law. The dissenting holder entitled to demand payment must, in accordance with the provisions of Article 113 of the CBCA, demand payment and deposit share certificates representing such dissenting holder's shares of Colorado Common Stock.

      We will pay to the holder of Colorado Common Stock, if eligible, and if it has validly exercised its dissenters' rights under Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting holder's shares plus interest at the rate provided in Article 113 of the CBCA from the effective date of the reincorporation until the payment date. We also will provide the information required by Article 113 of the CBCA to the dissenting owner of Colorado Common Stock entitled to receive payment.

      If the holder of shares of Colorado Common Stock has validly exercised dissenters' rights under Article 113 of the CBCA and believes that (i) the amount offered or paid is less than the fair value of such holder's shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within sixty days of the deadline for receiving payment demand, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such holder's estimate of the fair market value of such holder's shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder's demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder's shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder's demand for payment.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as of March 25, 2004, as to the beneficial ownership of Colorado Common Stock and Colorado Preferred Stock by
(i) beneficial owners of more than 5% of each of Colorado Common Stock and Colorado Preferred Stock, (ii) each director, our named executive officers and
(iii) all directors and executive officers as a group. Unless otherwise indicated, the person named below has sole voting and investment power and that person's address is c/o CBQ, Inc., 12535 Orange Drive, Suite 613, Davie, Florida 3330. Shares of Colorado Common Stock subject to options currently exercisable or exercisable within 60 days following the date of the table are deemed outstanding for computing the share ownership and percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

                              AMOUNT AND NATURE OF
                            BEENEFICIAL OWNERSHIP(1)

--------------------------------------------------------------------------------------------
                                   NUMBER OF                      NUMBER OF
                                   COLORADO                       COLORADO
NAME OF BENEFICIAL                  COMMON        PERCENT OF      PREFERRED       PERCENT OF
OWNER                              SHARES(2)       CLASS(1)        SHARES           CLASS

--------------------------------------------------------------------------------------------
Howard Ullman (3)                299,595,500         60%             -0-              0%
--------------------------------------------------------------------------------------------

Laurie Holtz                       4,033,000          *              -0-              0%
Bart S. Fisher (4)                93,000,000       18.6%             -0-              0%
All directors and executive
officers as a group,
including persons named
above (4 persons)                396.628,500       60.3%             -0-              0%

----------
* Less than 1%.

(1) Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 13d-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we do not believe that any other person beneficially owned, as of March 25, 2004, greater than 5% of the outstanding Colorado Common Stock.
(2) Unless otherwise noted, the indicated owner has sole voting power and sole investment power.
(3) Total includes 1,975,000 shares of common stock that Mr. Ullman can purchase under an option, dated November 11, 2001. Exercise price is five cents per share. Total also includes 78,500 shares of common stock held jointly by Mr. Ullman and his spouse, 2.5 million shares of common stock held in trust for Mr. Ullman's minor daughter, and 17,000 shares of common stock owned by his spouse and held in IRA account. Mr. Ullman disclaims ownership of the 2.5 million shares held in trust for his minor daughter. (4) Bart S, Fisher is a former officer and director of the Company. The stock ownership reported above includes **** shares owned by his spouse.

                             SOLICITATION PROCEDURES

      In addition to solicitation by mail, we may solicit proxies by telephone, facsimile, or by personal interviews. The cost of soliciting proxies will be paid by the Company. No information agent has been retained by the Company. Our directors, officers and employees engaged in such solicitation will receive no separate compensation for these services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses in doing so.

                                 OTHER BUSINESS

      We do not anticipate that any other matters will be brought before the special meeting. However, if any additional matters shall properly come before the meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act on those matters in accordance with their best judgment.

BY THE ORDER OF THE BOARD OF DIRECTORS

Andrea Maragh, Secretary of CBQ, Inc.

MAP OF MEETING

{GRAPHIC OMITTED]

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER

      This AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of March 24, 2004, is entered into between CBQ, Inc., a public company incorporated in the State of Colorado (the "Company") and China Direct Trading Corporation, a Florida corporation and a wholly owned subsidiary of the Company ("CDTC"). The Company and CDTC may hereinafter also be referred to individually as a "party" and collectively as the "parties".

                                    RECITALS

      WHEREAS, the board of directors of each of the Company and CDTC deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into CDTC, and that CDTC be the surviving corporation (the "Reincorporation Merger"); and

      WHEREAS, the Company will submit this Agreement for approval the holders of shares of Common Stock, $0.0001 par value, of the Company ("Colorado Common Stock").

      NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties agree as follows:

              ARTICLE I THE REINCORPORATION MERGER; EFFECTIVE TIME


      1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into CDTC whereupon the separate existence of the Company shall cease. CDTC shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Florida. The Reincorporation Merger shall have the effects specified in the corporate laws of the State of Florida, as amended (the "FSA") and in the Colorado Business Corporation Act, as amended (the "CBCA") and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

      1.2. Effective Time. Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and CDTC Florida shall cause Articles of Merger to be executed and filed with the Secretary of State of Colorado (the "Colorado Articles of Merger") and a Certificate of Merger to be executed and filed with the Secretary of State of Florida (the "Florida Articles of Merger"). The Reincorporation Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Florida Articles of Merger (the "Effective Time").

           ARTICLE II CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

      2.1. The Certificate of Incorporation. The certificate of incorporation of CDTC in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

      2.2. The Bylaws. The bylaws of CDTC in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

         ARTICLE III OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION


      3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

      3.2. Directors. The directors and the members of the various committees of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

                  ARTICLE IV EFFECT OF MERGER ON CAPITAL STOCK

      4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, CDTC or the shareholders of the Company:

            (a) Each share of Colorado Common Stock (other than shares ("Dissenting Shares") that are owned by shareholders ("Dissenting Shareholders") exercising dissenters' rights pursuant to Article 113 of the Colorado Business Corporation Act, as amended (the "CBCA")), issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Common Stock, par value $0.0001, of CDTC ("Florida Common Stock"), with the same rights, powers and privileges as the shares so converted and all shares of Colorado Common Stock shall be cancelled and retired and shall cease to exist.

            (b) Each share of Colorado Preferred Stock, issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Series A Preferred Stock, par value $0.001, of CDTC ("Florida Preferred Stock"), with the same rights, powers and privileges as the shares so converted and all shares of Colorado Series A Preferred Stock shall be cancelled and retired and shall cease to exist.

            (c) Each option, warrant, purchase right, unit or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of CDTC, and (ii) in the case of securities to acquire Colorado Common Stock, converted into the right to acquire the same number of shares of Florida Preferred Stock as the number of shares of Colorado Preferred Stock that were acquirable pursuant to such option, warrant, purchase right, unit or other security. The same number of shares of Florida Preferred Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of the Colorado Preferred Stock so reserved as of the Effective Time.

            (d) Each share of Florida Preferred Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

      4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Colorado Common Stock (other than Dissenting Shares), Colorado Preferred Stock, or options, warrants, purchase rights, units or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Florida Common Stock, Florida Preferred Stock, or options, warrants, purchase rights, units or other securities of CDTC, as the case may be, into which the shares of Colorado Common Stock, Colorado Preferred Stock, or options, warrants, purchase rights, units or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Florida Common Stock, Florida Preferred Stock or options, warrants, purchase rights, units or other securities of CDTC, as the case may be, evidenced by such outstanding certificate, as above provided.

      4.3 Dissenters' Rights. No Dissenting Shareholder shall be entitled to shares of Florida Common Stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Reincorporation Merger under the CBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Article 113 of the CBCA with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Florida Common Stock pursuant to Section 4.1 hereof.

                              ARTICLE V: CONDITION

      5.1. Condition to Each Party's Obligation to Effect the Reincorporation Merger. The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by each of the holders of Colorado Common Stock pursuant to the CBCA and the Articles of Incorporation of the Company.

                             ARTICLE VI: TERMINATION

      6.1. Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or CDTC, or any of their respective shareholders, directors or officers.

                     ARTICLE VII: MISCELLANEOUS AND GENERAL

      7.1. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Colorado Common Stock shall not
(i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement it such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

      7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

      7.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF FLORIDA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      7.4. Entire Agreement. This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

      7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

      7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

      7.7. Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

ANNEX B

              CBQ, INC., 125353 Orange Drive, Davie, Florida 33330
                                 (954) 474-0224

                    Proxy for Special Meeting of Shareholders
                           to be Held on May 10, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

      The undersigned hereby appoints Howard Ullman and Laurie Holtz, or each of them, with full power of substitution, as a proxy or proxies to represent the undersigned at a special meeting of shareholders to be held on May 10, 2004, or any adjournment or postponement thereof and to vote thereat, as designated below, all the shares of Common Stock, 0.0001 par value per share of CBQ, Inc., a Colorado corporation (the "Company"), held of record by the undersigned at the close of business on March 23, 2004, with all the power that the undersigned would possess if personally present, in accordance with the instructions noted hereon, as follows:

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS LISTED BELOW. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.


      PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

      Has your address changed?                 Do you have any comments?

      --------------------------------          --------------------------------

      --------------------------------          --------------------------------

      --------------------------------          --------------------------------

--------------------------------------------------------------------------------
            Detach here if you are returning your proxy card by mail

      The Board of Directors recommends a vote "FOR" Proposal 1 and "FOR" Proposal 2. To vote in accordance with the Board of Directors' recommendation, merely sign below; no boxes need to be checked.

      1. To consider and vote on the reincorporation of the Company in the State of Florida, to be effected pursuant to an Agreement and Plan of Merger, dated March 24, 2004, by and between the Company and China Direct Trading Corporation, a Florida corporation and a wholly owned subsidiary of the Company ("CDTC"), pursuant to which the Company will merge with and into CDTC, and CDTC will survive the reincorporation merger (approval of this reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger);

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

      2. To approve any proposal which may be submitted by the Company to adjourn the special meeting to a later date to solicit additional proxies in favor of Proposal 1 above in the event that there are not sufficient votes for approval of Proposal 1 at the special meeting.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

The shares represented by this proxy will be voted as directed by the shareholder. In his or her discretion, any named proxy may vote on such other business as may properly come before the special meeting or any adjournments or postponements thereof. This proxy revokes all prior proxies with respect to the special meeting and may be revoked prior to exercise. Receipt of the Notice of Special Meeting of Shareholders and the proxy statement relating to the special meeting is hereby acknowledged.

Mark box at right if you plan to attend the Special Meeting: [_]

Mark box at right if an address change or comment has been marked on the reverse side of this card. [_]

Please complete, sign, date and return the proxy card promptly, using the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

      Signature:__________________________________   Date:______________________

      Print Name:_______________________________________________________________

      Signature:__________________________________   Date:______________________

      Print Name:_______________________________________________________________

                                                                         Annex C

                        AMENDED ARTICLES OF INCORPORATION
                                       OF
                   CBQ, INC. (Formerly "Freedom Funding, Inc.)

The undersigned natural person, being more than 21 years of age, hereby establishes a corporation pursuant to the statutes of Colorado and adopts the following Articles of Incorporation:

FIRST: The name of the corporation is CBQ, Inc.

SECOND: The corporation shall have perpetual existence.

THIRD:      (a)   Purposes. The nature, objects, and purposes of the business to be transacted shall be as follows:

            (1) to engage in any business which is considered lawful in the State of Colorado.

            (2) In general, to carry on any other business in connection with the foregoing and to have and exercise all of the powers which are now or may hereafter be conferred by the laws of Colorado upon like corporations and to do any and all of the things hereinabove set forth to the same extent as natural persons might or could do.

            (b)  Powers:   In  furtherance  of  the  foregoing   purposes,   the
corporation shall have and may exercise all of the rights, powers, and privileges now or hereafter conferred upon corporations organized under the laws of Colorado. In addition, it may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes.

FOURTH: (a) The aggregate number of shares which the corporation shall have the authority to issue is 500,000,000 shares of common stock with a par value of $0.0001 and 100,000,000 shares of preferred stock with a par value of $0.001.

            (b) Each shareholder of record shall have one vote for each share of stock standing in his name on the books of the corporation and entitled to vote.

            (c) There shall be no cumulative voting allowed.

            (d) At all meetings of shareholders, a majority of the shares entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum. With respect to any merger or acquisition, a majority of the shares voting shall be necessary to approve a merger or acquisition.

            (e) No shareholder of the corporation shall have any preemptive or other right to subscribe for any additional shares of stock or for other securities of any class, or for rights, warrants, or options to purchase stock or for script, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

            (f) The board of directors may from time to time distribute to the shareholders in partial liquidation, out of stated capital or capital surplus of the corporation, a portion of its assets, in cash or property, subject to the limitations contained in the statutes of Colorado.

FIFTH: The number of directors shall be no less than one.

SIXTH: The address of the initial registered office of the corporation is 1560 Broadway, Suite 2090, Denver, Colorado 80209. The name of the registered agent at that address is Corporation Service Company. The corporation may conduct part or all of its business in any other part of Colorado or the United States, or of the world. It may hold, purchase, mortgage, lease and convey real and personal property in any such places.

SEVENTH: The following provisions are inserted for the management of the new business and for the conduct of the affairs of the corporation and the same are in furtherance of and not in limitation or exclusion of the powers conferred by law.

            (a) Contracts with Directors, etc. No contract or other transaction of the corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (i) the fact that any one or more of the directors or officers of this corporation in interested in or is a director or officer of another corporation; or (ii) the fact that any director or officer, individually or jointly with others, may be a party to or may be interested in any such contract or transaction. Each person who may become a director or officer of the corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the corporation for the benefit of himself or any firm or corporation in which he may be in any way interested.

            (b) Limitation of Director Liability and Indemnification. No director of the corporation shall have liability to the corporation or its stockholders or to other security holders for monetary damages for breach of fiduciary duty as a director; provided, however, that such director shall not eliminate or limit the liability of a director to the corporation or to its shareholders or other security holders for money damages for: (i) any or other security holders, (ii) acts or omissions of the director not in the good faith or which involve intentional misconduct or a knowing violation of the law by such director; (iii) acts by such director as specified in Section 7-5-114 of the Colorado Corporation Code, or (iv) any transaction from which such director derived an improper personal benefit, but only to the extent of the reasonably fair value of any such improper benefit.

No officer or director shall be personally liable for any injury to person or property arising out of a tort committed by an employee of the Corporation unless such officer or director was personally involved in the situation giving rise to the injury or unless such officer or director committed a criminal offense.

      The word "director" shall include at least the following, unless limited by Colorado law: an individual who is or was a director of the corporation and an individual who, while a director of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan. A director shall be considered to be serving as a director of employee benefit plan at the corporation's request if his duties to the employee benefit plan also impose duties on or otherwise involve services by him to the plan or to participants in or beneficiaries of the plan. To th extent allowed by Colorado law, the word "director" shall also include officers, employees and agents of the corporation and the heirs and personal representatives of all directors.

      This corporation shall be empowered to indemnify its officers and directors to the fullest extent provided by law, including, but not limited to the provisions contained in Section 7-3-101 of the Colorado Revised Statutes, or any successor provisions.

            (c) Negation of Equitable Interests in Shares or Rights. The corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes, including all rights deriving from such shares and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, on the part of any other person, including but not limiting the generality hereof, a purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such purchaser, assignee or transferee becomes the registered holder of such shares, whether or not the corporation shall have either actual or constructive notice of the interest of such purchaser, assignee or transferee or other person. The purchaser, assignee, transferee of any of the shares of the corporation shall not be entitled: to receive notice of the meetings of the shareholders; to vote at any such meetings; to examine a list of shareholders; or to be paid dividends or other sums payable to shareholders; or to own, enjoy and exercise any other property or rights deriving from such shares against the corporation, until such purchaser, assignee or transferee has become a registered holder of such shares

EIGHTH: The name and address of the Incorporation is [deleted].

                                                                         ANNEX D

                                     BYLAWS
                                       OF
                                    CBQ, INC.
                            (A COLORADO CORPORATION)
                   AMENDED AND RESTATED AS OF OCTOBER 20, 2003

                                    ARTICLE I
                                     Offices

      1. Principal Office. The principal office of CBQ, Inc. (the "Company") shall be located in or near the City of Miami, Florida. The Board of Directors, from time to time, may change the principal office of the Company.

      2. Registered Office. The registered office of the Company required by the Colorado Business Corporation Act, as it may be amended or superseded (the "Act"), to be maintained in the State of Colorado may be, but need not be, identical with the principal office, and the address of the registered office may be changed from time to time by the Board of Directors.

      3. Other Offices. The Company may have one or more offices at such place or places within or outside the State of Colorado as the Board of Directors may from time to time determine or as the business of the Company may require.

                                   ARTICLE II
                             Shareholders' Meetings

      1. Annual Meetings. The annual meeting of the holders of the Common Stock shall be held each year during the month of May on such date and at such time and place, either within or outside the State of Colorado, as may be determined by the Board of Directors from time to time. At such meeting, the holders of the Common stock shall elect a Board of Directors and shall transact such other business as may be brought properly before the meeting. Holders of non-voting stock may be invited to attend the annual meeting, but shall not vote except with respect to matters on which their vote is required by the Act or the Articles of Incorporation.

      2. Special Meetings. (a) Special meetings of shareholders for any purpose or purposes, unless otherwise prescribed by the Act or by the Articles of Incorporation, may be called at any time by the Chairman, by the Chief Executive Officer or President (if he is also a member of the Board of Directors) or by the Board of Directors. A special meeting shall be called by the Chief Executive Officer or the President or the Secretary upon one or more written demands (which shall state the purpose or purposes therefor) signed and dated by the holders of shares representing not less than ten percent of all votes entitled to be cast on any issue proposed to be considered at the meeting.

            (b) The record date for determining the shareholders entitled to demand a special meeting is the date of the earliest of any of the demands pursuant to which the meeting is called, or the date that is 60 days before the date the first of such demands is received by the Company, whichever is later.

            (c) Business transacted at any special meeting of shareholders shall be limited to the purpose or purposes stated in the notice of such meeting.

      3. Place of Special Meetings. Special meetings of shareholders shall be held at such place or places, within or outside the State of Colorado, as may be determined by the Board of Directors and designated in the notice of the meeting. If no place is designated in the notice, or if a special meeting is called otherwise than by the Board of Directors, the place of the meeting shall be the principal office of the Company.

      4. Notice of Meetings.

            (a) Not less than 10 nor more than 60 days prior to each annual or special meeting of shareholders, written notice of the date, time and place of each meeting, and in the case of special meetings the purpose or purposes for which the meeting is called, shall be given to each shareholder entitled to vote at such meeting. If the authorized shares of the Company are proposed to be increased, at least 30 days' notice in like manner shall be given. If the Act prescribes notice requirements for particular circumstances (as in the case of the sale, lease or exchange of the Company's assets other than in the usual and regular course of business, or the merger or dissolution of the Company), the provisions of the Act shall govern.

            (b) Notice may be given in person or by telephone, telegraph, teletype, electronically transmitted facsimile, or other form of wire or wireless communication, and, if so given, shall be effective when received by the shareholder. Notice may also be given by deposit in the United States mail if addressed to the shareholder's address shown in the Company's current record of shareholders, and, if so given, shall be effective when mailed.

            (c) If three successive notices mailed to any shareholder in accordance with the provisions of these Bylaws are returned as undeliverable, no further notices to such shareholder shall be necessary until another address for such shareholder is made known to the Company.

      5. Waiver of Notice.

            (a) A shareholder may waive any notice, whether before or after the date or time stated in the notice as the date or time when any action will occur or has occurred. The waiver shall be in writing, be signed by the shareholder entitled to the notice, and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

            (b) A shareholder's attendance at a meeting: (i) Waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice; and

            (ii) Waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

      6. Action Without A Meeting. (a) Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent in writing to the action taken. No action taken by written consent shall be effective unless the Company has received writings that describe and consent to the action, signed by all the shareholders entitled to vote on such action. Unless otherwise provided by the Act, action by written consent shall be effective as of the date the last writing necessary to effect the action is received by the Secretary, unless all of the writings necessary to effect the action specify a later date as the effective date of the action.

            (b) Any shareholder who has signed a writing describing and consenting to action taken by written consent may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the Company before the effectiveness of the action.

            (c) The record date for determining shareholders entitled to take action without a meeting or entitled to be given notice is the date a writing upon which the action is taken is first received by the Company.

      7. Fixing Record Date. The Board of Directors may fix a future date as the record date to determine the shareholders entitled to be given notice of a shareholders meeting, to demand a special meeting, to vote at a meeting, to receive payment of a distribution, or for any other proper purpose. Such record date shall not be more than 70 days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to be given notice of or to vote at any meeting of shareholders is effective for any adjournment of the meeting, unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

      8. Shareholders' List. (a) A complete list of the shareholders entitled to notice of any shareholders' meeting shall be prepared by, or at the direction of, the Secretary of the Company. Such shareholders' list shall be arranged by voting groups (as defined by the Act) and, within each voting group, by class or series of shares, shall be alphabetical within each class or series and shall show the address of, and the number of shares of each such class and series that are held by, each shareholder.

            (b) The shareholders' list shall be available for inspection by any shareholder beginning on the earlier of ten days before the meeting for which the list was prepared or two business days after notice is given, and continuing through the meeting and any adjournment thereof, at the Company's principal office or at a place identified in the notice of the meeting in the city where the meeting will be held. During the period the list is available for inspection, a shareholder, or his agent or attorney, is entitled on written demand to inspect and, subject to the provisions of the Act, to copy the list during the Company's regular business hours. Failure to prepare or make available the shareholders' list does not affect the validity of actions taken at the meeting.

      9. Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares is represented in person or by proxy with respect to that matter. Unless otherwise provided in the Act or in the Company's Articles of Incorporation, a majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of that voting group for action on that matter. If a quorum is not present with respect to a particular matter, the shares present at the meeting shall have the power to adjourn the meeting with respect to that matter, until the requisite number of shares shall be present or represented.

      10. Adjournment. When a meeting is for any reason adjourned to another date, time or place, notice need not be given of the adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted that might have been transacted at the original meeting. If the adjournment is for more than 120 days from the date of the original meeting, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder entitled to vote at such meeting as of the new record date.

      11. Voting. Each outstanding share of record of Common Stock is entitled to one vote for the election of each member of the Board of Directors and on other matters submitted to a vote of the shareholders. Except where the Act or the Articles of Incorporation require a different vote, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In an election of directors, a majority of shares entitled to vote for directors is required in order to elect a director. The voting rights of shares of Common Stock shall only be as required in certain instances by the Act or the Articles of Incorporation. No shareholder shall be permitted to cumulate his votes.

      12. Conduct of Meetings. The chairman of the annual or any special meeting of the shareholders shall be the Chairman of the Board or, in his absence, any person designated by the Board of Directors. The Secretary or, in his absence, any person appointed by the chairman of the meeting shall act as Secretary of the meeting. Meetings of shareholders shall be conducted in accordance with the following rules:

            (a) The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any meeting of shareholders or a part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

            (b) If disorder shall arise that prevents continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting and upon his so doing the meeting is immediately adjourned.

            (c) The chairman may ask or require that anyone who is not a bona fide shareholder or proxy leave the meeting.

            (d) At any meeting of shareholders, a resolution or motion shall be considered for vote only if the proposal is brought properly before the meeting, which shall be determined by the chairman of the meeting in accordance with the following provisions:

            (i) Notice required by these Bylaws and by all applicable federal or state statutes or regulations shall have been given to, or waived by, all shareholders entitled to vote on such proposal. In the event notice periods of different lengths apply to the same proposed action under different laws or regulations, appropriate notice shall be deemed given if there is compliance with the greater of all applicable notice requirements.

            (ii) Proposals may be made by the Board of Directors as to matters affecting holders of any class of stock issued by the Company. Proposals also may be made by the holder of shares of Common Stock.

            (iii) Any proposal made by the Board of Directors or the holder of shares of Common Stock may be made at any time prior to or at the meeting if only the holder of Common Stock is entitled to vote thereon.

            (iv) A shareholder's proposal shall set forth (a) a brief description of the matters desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business; (c) the class and number of such shares of the Company which are beneficially owned by the shareholder; (d) any financial interest of the shareholder in such proposal; and (e) any other information required by applicable statute or regulation.

            (e) Nomination of persons to stand for election to the Board of Directors at any annual or special shareholders meeting may be made by the holders of the Company's Common Stock at any time prior to the vote thereon.

      13. Proxies.

            (a) At any shareholder meeting, a shareholder may vote in person or by proxy. A shareholder may appoint a proxy by signing an appointment form, either personally or by the shareholder's duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype or other electronic transmission providing a written statement of the appointment to the Company, the proxy, or other person duly authorized by the proxy to receive appointments as agent for the proxy. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment.

            (b) An appointment of a proxy is effective when the appointment is received by the Company and the appointment is effective for eleven months unless a different period is expressly provided in the appointment form. An appointment of a proxy shall be revocable by the shareholder only as provided by the Act. Shares represented by proxy at a meeting of shareholders shall be deemed to be present at the meeting.

      14. Inspectors. The chairperson of the meeting may at any time appoint one or more inspectors to serve at a meeting of the shareholders. Such inspectors shall decide upon the qualifications of voters, including the validity of proxies, accept and count the votes for and against the matters presented, report the results of such votes, and subscribe and deliver to the Secretary of the meeting a certificate stating the number of shares of stock within each voting group that is issued and outstanding and entitled to vote thereon and the number of shares within each voting group that voted for and against the matters presented. The voting inspectors need not be shareholders of the Company, and any director or officer of the Company may be an inspector on any matter other than a vote for or against such director's or officer's election to any position with the Company or on any other matter in which such officer or director may be directly interested.

      15. Meeting by Telecommunication. If, and only if, permitted by the Board of Directors, a shareholder may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. If the Board of Directors determines to allow shareholders to participate in a shareholders' meeting by telecommunication, the Board shall establish the terms and conditions under which shareholders may participate by such means and shall cause the notice of the meeting to contain such terms and conditions. Only shareholders who comply with the terms and conditions indicated in such notice shall be entitled to so participate by telecommunication in the shareholders' meeting.

                                   ARTICLE III
                               Board of Directors

      1. Authority, Election and Tenure. Subject to any provision of the Act and the Articles of Incorporation, all corporate power shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed by, a Board of Directors. The Board of Directors shall be elected at each annual meeting of shareholders by the holders of the Common Stock. Each director shall hold office until the next annual meeting of shareholders, until such director's successor shall be elected and shall qualify, or until such director's earlier death, resignation or removal.

      2. Number and Qualification. At each annual meeting of shareholders, the holders of the Common Stock shall determine the number of directors, which shall be no fewer than one. Any increase in the number of directors between annual meetings shall be approved by the holders of the Common Stock. Directors must be natural persons at least 21 years of age but need not be shareholders or residents of the State of Colorado.

      3. Annual and Regular Meetings. The Board of Directors shall hold its annual meeting without notice on the same day and at the same place as, but just following, the annual meeting of the shareholders, or at such other date, time and place as may be determined by the Board of Directors. Regular meetings of the Board of Directors shall be held without notice at such dates, times and places as may be determined by the Board of Directors by resolution.

      4. Special Meetings. Special meetings of the Board of Directors may be held, with proper notice, upon the call of the Chairman of the Board or by at least two members of the Board of Directors at such time and place as specified in the notice.

      5. Notice of Special Meetings. (a) Notice of the date, time and place of each special meeting of the Board of Directors shall be given to each director at least two days prior to such meeting. The notice of a special meeting of the Board of Directors need not state the purposes of the meeting. Notice to each director of any special meeting may be given in person; by telephone, telegraph, teletype, electronically transmitted facsimile, or other form of wire or wireless communication; or by mail or private carrier.

            (b) Oral notice to a director of any special meeting is effective when communicated. Written notice to a director of any special meeting is effective at the earliest of: (i) the date received; (ii) five days after it is mailed; or (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, if the return receipt is signed by or on behalf of the director to whom the notice is addressed.

      6. Waiver of Notice.

            (a) A director may waive any notice of a meeting before or after the time and date of the meeting stated in the notice. The waiver shall be in writing and signed by the director entitled to the notice. Such waiver shall be delivered to the Secretary for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

            (b) A director's attendance at or participation in a meeting waives any required notice to him of the meeting unless:

            (i) At the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting; or

            (ii) If special notice was required of a particular purpose, the director objects to transacting business with respect to the purpose for which such special notice was required and does not thereafter vote for or assent to action taken at the meeting with respect to such purpose.

      7. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent to such action in writing. Such consent shall be delivered to the Secretary for inclusion in the minutes or for filing with the corporate records. Action is taken by written consent at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his consent pursuant to the provisions of the Act. Action taken without a meeting is effective at the time it is taken unless the directors establish a different effective date. Action taken by written consent has the same effect as action taken at a meeting of the Board of Directors, and may be described as such in any document.

      8. Quorum and Voting. Except as otherwise provided by the Act or by these Bylaws, a majority of the directors in office at the time of any regular or special meeting of the Board of Directors shall constitute a quorum for the transaction of business at such meeting. The vote of a majority of the directors present at the meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may, without notice other than announcement at the meeting, adjourn the meeting from time to time until a quorum can be obtained.

      9. Organization and Procedure. The Board of Directors shall elect a Chairman of the Board from among its members. If the Board deems it necessary, it may elect a Vice-Chairman of the Board from among its members to perform the duties of the Chairman of the Board in his absence and such other duties as the Board of Directors may assign. The Chairman of the Board or, in his absence, the Vice-Chairman of the Board, or in his absence, any director chosen by a majority of the directors present, shall act as chairperson of the meetings of the Board of Directors. The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors.

      10. Resignation. Any director of the Company may resign at any time by giving written notice to the Board of Directors or the Secretary of the Company at the Company's principal office. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      11. Removal. Any director may be removed, either with or without cause, at any time, at a special meeting of the holders of the Common Stock called for such purpose, if the number of votes cast in favor of removal exceeds the number of votes cast against removal. A vacancy in the Board of Directors caused by any such removal may be filled by the holders of the Common Stock at such meeting or, if such shareholders at such meeting shall fail to fill such vacancy, by a majority of the remaining directors at any time before the end of the unexpired term of the director removed.

      12. Vacancies. Any directorship to be filled by reason of an increase in the number of directors between annual meetings shall be filled by the vote of the holders of the Common Stock and such director shall hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. A vacancy occurring in the Board of Directors that is not required by these Bylaws to be filled by the holder of the Common Stock shall be filled by the affirmative vote of a majority of the remaining members of the Board even if the remaining directors constitute less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

      13. Dissenting Directors. A director who is present at a meeting of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless:

            (a) He objects at the beginning of such meeting, or promptly upon his later arrival, to the holding of the meeting or the transacting of business at the meeting;

            (b) He contemporaneously requests that his dissent or abstention from the action taken be entered in the minutes of such meeting; or

            (c) He gives written notice of his dissent or abstention to the presiding officer of such meeting before its adjournment or to the Secretary of the Company promptly after adjournment of such meeting.

The right of dissent as to a specific action in a meeting of the Board or a committee is not available to a director who votes in favor of such action.

      14. Executive and Other Committees. Except as otherwise required by the Act, the Board of Directors, by the vote of a majority of the number of directors then in office, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in the resolution and except as otherwise prescribed by the Act, shall have and may exercise the authority delegated to them by the Board of Directors by charter, resolution or otherwise. No committee shall:

            (a) authorize dividends or other distributions;

            (b) approve or propose to shareholders action that the Act requires to be approved by shareholders;

            (c) fill vacancies on the Board of Directors or on any of its committees;

            (d) amend the Articles of Incorporation;

            (e) adopt, amend, or repeal these Bylaws;

            (f) approve a plan of merger not requiring shareholder approval;

            (g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or

            (h) authorize or approve the issuance or sale of shares, or a contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that with respect to this clause (h) the Board of Directors may authorize a committee to do so within limits specifically prescribed by the Board of Directors.

The provisions of these Bylaws governing meetings, action without meeting, notice, waiver of notice, and quorum and voting requirements of the Board of Directors shall apply to committees and the members thereof. Each committee established by the Board of Directors shall prepare minutes of its meetings which shall be delivered to the Secretary of the Company for inclusion in the Company's records.

      15. Compensation of Directors. The Board of Directors shall determine and fix the compensation, if any, and the reimbursement of expenses which shall be allowed and paid to the directors. Nothing herein contained shall be construed to preclude any director from serving the Company in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefor.

      16. Meeting by Telecommunication. One or more members of the Board of Directors may participate in a meeting of the Board of Directors through the use of any means of communication by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

                                   ARTICLE IV
                                    Officers

      1. Appointment and Tenure. The officers of the Company shall consist of a Chairman of the Board (sometimes herein called the "Chairman"), a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors may also designate and appoint such other officers and assistant officers as may be deemed necessary. The Board of Directors shall appoint the Company's officers annually or at such other times as the Board shall designate. Such officers at all times shall be subject to the supervision, direction and control of the Board of Directors. The Board of Directors may delegate, by specific resolution, to an officer the power to appoint other specified officers or assistant officers. Each officer appointed shall continue in office until the next annual meeting of the Board of Directors at which officers are appointed, or until such officer's earlier death, resignation or removal.

Any two or more offices may be held by the same person. Each officer shall be a natural person who is 21 years of age or older.

      2. Resignation, Removal and Vacancies. Any officer may resign at any time by giving written notice of resignation to the Board of Directors by delivery of such notice to the Secretary. Such resignation shall take effect when the notice is received by the Company unless the notice specifies a later effective date, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The Board of Directors may remove any officer at any time with or without cause. The Board of Directors may also delegate to an officer the power to remove other specified officers or assistant officers. If any office becomes vacant for any reason, the vacancy may be filled by, or as specifically authorized by, the Board of Directors. An officer appointed to fill a vacancy shall serve for the unexpired term of such officer's predecessor, or until such officer's earlier death, resignation or removal.

      3. Temporary Delegation of Duties. In case of the absence of any officer, or his disability to perform his duties, or for any other reason deemed sufficient by the Board of Directors, the Board may delegate the powers and duties of such officer to any other officer or to any director temporarily, provided that a majority of the whole Board concur and that no such delegation shall result in giving to the same person conflicting duties.

      4. Chairman of The Board. The Chairman of the Board shall preside at meetings of the Board of Directors and of the shareholders at which he is present, and shall perform such other duties as the Board of Directors may from time to time determine.

      5. Chief Executive Officer. The Chief Executive Officer (sometimes referred to herein as the "CEO"), if one is elected by the Board of Directors, shall perform all duties customarily delegated to the chief executive officer of a corporation and such other duties as may from time to time be assigned to him by the Board of Directors and these Bylaws.

      6. President. If there is no separate Chief Executive Officer, the President shall be the CEO of the Company; otherwise, the President shall be responsible to the CEO for the day-to-day operations of the Company. The President shall have general and active management of the business of the Company; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall perform all duties as may from time to time be assigned by the Board of Directors or the Chief Executive Officer.

      7. Vice Presidents. The Vice Presidents, if any, shall perform such duties and possess such powers as from time to time may be assigned to them by the Board of Directors or the President.

      8. Secretary. The Secretary of the Company (sometimes referred to herein as the "Secretary") shall have the duty and power to:

            (a) Assure that all notices are given in accordance with the provisions of these Bylaws and as required by law.

            (b) Prepare and maintain the minutes of the meetings of the shareholders, the Board of Directors and committees thereof, and other records and information required to be kept by the Company pursuant to the Act, including those records set forth in Article X of these Bylaws.

            (c) Authenticate records of the Company.

            (d) In general, perform all duties incident to the office of Secretary and such other duties as may, from time to time, be assigned to him by the Board of Directors or the President.

      9. Treasurer. The Treasurer shall have the duty and power to:

            (a) Have the charge and custody of, and be responsible for, all funds and securities of the Company and deposit all such funds in the name of the Company in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these Bylaws or as directed by the Board.

            (b) Maintain books of account and records and exhibit such books of account and records to any of the directors of this Company at any reasonable time.

            (c) Render a statement of the condition of the finances of the Company as requested by the Board of Directors and, if called upon to do so, make a full financial report at the annual meeting of the shareholders.

            (d) Receive, and give receipts for, monies due and payable to the Company from any source whatsoever.

            (e) In general, perform all of the duties incident to the office of Treasurer and such other duties as may, from time to time, be assigned to him by the Board of Directors or the President.

      10. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors. In the absence or at the request of the Secretary or the Treasurer, the Assistant Secretaries or Assistant Treasurers, respectively, shall perform the duties and exercise the powers of the Secretary or Treasurer, as the case may be.

      11. Bond of Officers. The Board of Directors may require any officer or agent to give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for such terms and conditions as the Board of Directors may specify, including without limitation for the faithful performance of such officer's duties and for the restoration to the Company of any property belonging to the Company in such officer's possession or under the control of such officer.

      12. Compensation. The salaries and other compensation of the officers shall be fixed or authorized from time to time by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Company.

                                    ARTICLE V
                                 Indemnification

      1. Directors. The Company shall indemnify, to the fullest extent allowed by the Act, but subject to all conditions and limitations provided by the Act, any person who serves or who has served at any time as a director of the company, and any director who, at the request of the Company, serves or at any time has served as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation or other person or entity or of an employee benefit plan, against any and all liabilities and reasonable expenses incurred in connection with any action, suit, or proceeding to which such director is made a party, and which may be asserted against him in such capacity. A director shall be considered to be serving an employee benefit plan at the Company's request if his duties to the Company also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. The Company shall not indemnify a director with respect to conduct not reasonably related to his service to, or as requested by, the Company or with respect to a personal benefit improperly received by him.

      2. Officers and Employees. The Company shall indemnify, to the extent and in the manner described herein, any person who serves or who has served at any time as an officer or employee of the Company, and any officer or employee who, at the request of the Company, serves or at any time has served as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation or other person or entity or of an employee benefit plan, against any and all liabilities and reasonable expenses incurred in connection with any action, suit or proceeding which is or may be asserted against the officer or employee for acts within the scope of the officer or employee's duties in such capacity, except for matters in which the person shall be adjudged in any action, suit, or proceeding to be liable for his own gross negligence or willful misconduct in the performance of any duty, and except for any personal benefit improperly received by him.

      3. Mandatory Indemnification. The Company shall indemnify a director, Officer or employee who was wholly successful, on the merits or otherwise, in the defense of any action, suit or proceeding to which the person was a party because the person is or was a director, officer or employee, against liabilities and reasonable expenses incurred by him in connection with the action, suit or proceeding.

      4. Agents and Fiduciaries. The Company may indemnify a person who serves or who has served at any time as an agent or fiduciary of the Company against liabilities and reasonable expenses incurred in connection with any action, suit, or proceeding to which he is made a party, or which may be asserted against him, by reason of serving in such a capacity, in such circumstances and in such amounts as the Board of Directors shall deem appropriate.

      5. Procedure. In each instance in which indemnification is claimed or requested under Section 1 of this Article V, the Board of Directors shall determine, or shall direct any person or body, as permitted by the Act, to determine (a) whether or not indemnification is permissible in the circumstances, and (b) the amount of liability and expenses with respect to which indemnification should be provided. The responsibility for implementing the indemnification of officers and employees pursuant to Section 2 of this
Article V may be assigned to such officers within the Company as the Board of Directors determines. However, the Board retains its authority to review or consider such matters in appropriate circumstances.

      6. Other Remedies. Except as limited by the Act, any indemnification provided herein shall be in addition to any other rights to which those indemnified may be entitled by the Act or pursuant to any agreement, vote of shareholders or otherwise, and shall be available to the heirs, personal representatives and successors of the person entitled to such indemnification.

      7. Insurance. The Company may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the Company, or who, while a director, officer, employee, fiduciary, or agent of the Company, is or was serving at the request of the Company as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign corporation or other person or entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from his status as a director, officer, employee, fiduciary, or agent, whether or not the Company would have power to indemnify the person against the same liability under the Act. Any such insurance may be procured from any insurance company designated by the Board of Directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Company has an equity or any other interest through stock ownership or otherwise.

      8. Notice to Shareholders. If the Company indemnifies or advances expenses to a director under this Article in connection with a proceeding by or in the right of the Company, the Company shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the Board of Directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

      9. Selection of Counsel. Notwithstanding any other provision of this Article, the Company may condition the right to indemnification of a director, officer or employee on its right to select legal counsel representing such director, officer or employee on the terms of this section 9.

The Company shall have the right to select counsel for any director, officer or employee in any legal action that may give rise to indemnification under this
Article V provided that: (a) the Company consults with the director, officer or employee seeking indemnification with respect to the selection of competent legal counsel; and (b) the Company pays all reasonable fees and costs incurred by the attorney in defending the director, officer or employee (subject to the Company's right to recover such fees and costs if it is determined at the conclusion of the action, suit or proceeding that there is no right of indemnification).

Notwithstanding any other provision of this Article, the Company shall not be responsible for indemnification of any director, officer or employee who declines to use counsel reasonably selected by the Company as provided in this
Section 9. Counsel shall be deemed to be reasonably selected by the Company if such counsel is a competent attorney who can independently represent the director, officer or employee consistent with the applicable ethical standards of the Code of Professional Responsibility.

                                   ARTICLE VI
            Execution of Instruments; Loans; Checks and Endorsements;
                                Deposits; Proxies

      1. Execution of Instruments. Except as otherwise provided by the Board of Directors, the Chairman, the Chief Executive Officer, President, any Vice President, the Treasurer or the Secretary shall have the power to execute and deliver on behalf of and in the name of the Company any instrument requiring the signature of an officer of the Company. Unless authorized to do so by these Bylaws or by the Board of Directors, no assistant officer, agent or employee shall have any power or authority to bind the Company in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

      2. Borrowing. No loan shall be contracted on behalf of the Company, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless authorized by the Board of Directors or a committee designated by the Board of Directors so to act. Such authority may be general or confined to specific instances. When so authorized, an officer may (a) effect loans at any time for the Company from any bank or other entity and for such loans may execute and deliver promissory notes or other evidences of indebtedness of the Company; and (b) mortgage, pledge or otherwise encumber any real or personal property, or any interest therein, owned or held by the Company as security for the payment of any loans or obligations of the Company, and to that end may execute and deliver for the Company such instruments as may be necessary or proper in connection with such transaction.

      3. Attestation. All signatures authorized by this Article may be attested, when appropriate or required, by any officer of the Company except the officer who signs on behalf of the Company.

      4. Loans to Directors, Officers and Employees. The Company may lend money to, guarantee the obligations of, and otherwise assist directors, officers and employees of the Company, or directors of another corporation of which the Company owns a majority of the voting stock, only upon compliance with the requirements of the Act.

      5. Checks and Endorsements. All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness issued in the name of the Company and other such instruments shall be signed or endorsed for the Company by such officers or agents of the Company as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

      6. Deposits. All funds of the Company not otherwise employed shall be deposited from time to time to the Company's credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Company who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Company or its order.

      7. Voting of Securities and Other Entities. Unless otherwise provided by resolution of the Board of Directors, the Chairman, Chief Executive Officer, or the President, or any officer designated in writing by any of them, is authorized to attend in person, or may execute written instruments appointing a proxy or proxies to represent the Company, at all meetings of any corporation, partnership, limited liability company, association, joint venture, or other entity in which the Company holds any securities or other interests and may execute written waivers of notice with respect to any such meetings. At all such meetings, any of the foregoing officers, in person or by proxy as aforesaid and subject to the instructions, if any, of the Board of Directors, may vote the securities or interests so held by the Company, may execute any other instruments with respect to such securities or interests, and may exercise any and all rights and powers incident to the ownership of said securities or interests. Any of the foregoing officers may execute one or more written consents to action taken in lieu of a formal meeting of such corporation, partnership, limited liability company, association, joint venture, or other entity.

                                   ARTICLE VII
                                 Shares of Stock

      1. Certificates of Stock. The issuance or sale of shares of stock by the Company shall be made only upon authorization by the Board of Directors. Stock certificates shall be in a form designated by the Board of Directors which complies with provisions of the Act. They shall be numbered in the order of their issue and shall be signed by the President or the CEO and by the Secretary or the Treasurer. Facsimile signatures may be used if the certificate is countersigned by a transfer agent. A transfer agent may be an independent third party, the Company itself, or an employee of the Company. The validity of any certificate for shares, otherwise valid, shall not be affected in the event that the delivery of such a certificate occurs after an officer or agent whose signature appears therein is no longer an officer or agent. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors for that purpose. Notice of any restrictions on the transfer of stock shall be printed or typed on each stock certificate issued by the Company.

      2. Shares Without Certificates. The Board of Directors may authorize the issuance of shares of the Company without certificates. Such authorization shall not affect shares already represented by certificates until they are surrendered to the Company. Within a reasonable time following the issue or transfer of shares without certificates, the Company shall send the shareholder a complete written statement of the information that would be required on certificates by the Act.

      3. Transfer of Stock. Subject to any transfer restrictions set forth or referred to on the stock certificate or of which the Company otherwise has notice, shares of the Company shall be transferable on the books of the Company upon presentation to the Company or to the Company's transfer agent of a stock certificate signed by, or accompanied by an executed assignment from, the holder of record thereof, his duly authorized legal representative, or other appropriate person as permitted by the Act. The Company may require that any transfer of shares be accompanied by proper evidence reasonably satisfactory to the Company or to the Company's transfer agent that such endorsement is genuine and effective. Upon presentation of shares for transfer as provided above, the payment of all taxes, if any, therefor, and the satisfaction of any other requirement of law, including inquiry into and discharge of any adverse claims of which the Company has notice, the Company shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every transfer of stock shall be entered on the stock books of the Company to accurately reflect the record ownership of each share. The Board of Directors also may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Company.

      4. Lost, Destroyed and Mutilated Certificates. The holder of any stock of the Company shall notify the Company of any loss, destruction, or mutilation of the certificate therefor and the Secretary shall cause a new certificate or certificates to be issued to him upon the surrender of the mutilated certificate or, in case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction and, in the discretion of the Secretary, the deposit of a bond in such form and amount (not exceeding double the value of the stock represented by such certificate) and with such surety or sureties as the Secretary may require.

                                  ARTICLE VIII
                        Dividends and Other Distributions

      Subject to the provisions of the Act, dividends and other distributions may be declared by the Board of Directors in such form, frequency and amounts as the condition of the affairs of the Company shall render advisable.

                                   ARTICLE IX
                                Corporate Records

      1. Permanent Records. The Company shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or the Board of Directors without a meeting, a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the Company, and a record of all waivers of notices of meetings of shareholders and of the Board of Directors or any committee of the Board of Directors.

      2. Records at Principal Office. The Company shall comply with the provisions of the Act regarding maintenance of records and shall keep the following records at its principal office:

            (a) its Articles of Incorporation;

            (b) its Bylaws; (c) the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years;

            (d) all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group;

            (e) a list of the names and business addresses of its current directors and officers;

            (f) a copy of its most recent corporate report delivered to the Secretary of state pursuant to the Act; and

            (g) all financial statements prepared for periods ending during the last three years that a shareholder could have requested pursuant to the Act.

      3. Addresses of Shareholders. Each shareholder shall furnish to the Secretary of the Company or the Company's transfer agent an address to which notices from the Company, including notices of meetings, may be directed and if any shareholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such shareholder at such shareholder's address last known to the Secretary or transfer agent.

      4. Record of Shareholders. The Secretary shall maintain, or shall cause to be maintained, a record of the names and addresses of the Company's shareholders, in a form that permits preparation of a list of shareholders that is arranged by voting group and, within each voting group, by class or series of shares, that is alphabetical within each class or series, and that shows the address of, and the number of shares of each class or series held by, each shareholder.

      5. Inspection of Corporate Records. Shareholders shall have those rights to receive by mail or to inspect and copy such Company records, pursuant to such procedures, as provided in the Act.

      6. Audits of Books and Accounts. The Company's books and accounts may be audited at such times and by such auditors as shall be specified and designated by resolution of the Board of Directors.

                                    ARTICLE X
                                  Miscellaneous

      1. Corporate Seal. The corporate seal shall be in the form approved by resolution of the Board of Directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or any Assistant Secretary for the authentication of contracts or other papers requiring the seal.

      2. Fiscal Year. The fiscal year of the Company shall be as established by the Board of Directors.

      3. Emergency Bylaws and Actions. Subject to repeal or change by action of the shareholders, the Board of Directors may adopt emergency bylaws and exercise other powers in accordance with and pursuant to the provisions of the Act.

      4. Amendments. The Board of Directors may amend, restate, or repeal the Bylaws or adopt new Bylaws by the affirmative vote of the number of directors constituting two-thirds of the full Board at any annual meeting of the Board or any other meeting called for that purpose. The holders of the Common Stock by affirmative vote also may amend, restate, or repeal the Bylaws or adopt new Bylaws at an annual shareholders meeting or a special meeting called, wholly or in part, for such purpose. The power of the Board of Directors to amend or repeal the Bylaws or to adopt new Bylaws may be limited by the Articles of Incorporation; by adoption of an amendment to the Articles of Incorporation, or by an amendment to the Bylaws adopted by the holder of the Common Stock which reserves such authority in whole or in part to said shareholder with respect to a particular Bylaw.

      5. Gender. The masculine gender is used in these Bylaws as a matter of convenience only and shall be interpreted to include the feminine gender as the circumstances indicate.

      6. Definitions. Terms not otherwise defined in these Bylaws shall have the meanings set forth in the Act.

      7. Conflicts. In the event of any irreconcilable conflict between these Bylaws and either the Articles of Incorporation or the Act, the Articles of Incorporation shall control; provided that, if there is any irreconcilable conflict between the Articles of Incorporation and the Act, then the Act shall control.

      The foregoing Bylaws of CBQ, Inc., consisting of 12 pages, was amended and restated as of December 20, 2003, by the Board of Directors.

Colorado Business Corporation Act                                        Annex E
Dissenters' Rights

CBCA ss. 7-113-101 Definitions

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

CBCA ss. 7-113-102 Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except: (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange; (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders; (c) Cash in lieu of fractional shares; or (d) Any combination of the foregoing described shares or cash in lieu of fractional shares. (2) Deleted by Laws 1996, H.B.96-1285, ss. 30, effective June 1, 1996.

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.
(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors. (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

CBCA ss. 7-113-103 Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113- 203.

CBCA ss. 7-113-202 Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

CBCA ss. 7-113-203 Dissenters' notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

CBCA ss. 7-113-204 Procedure to demand payment

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

CBCA ss. 7-113-205 Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

CBCA ss. 7-113-208 Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The  corporation  may, in or with the  dissenters'  notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

CBCA ss. 7-113-206 Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7- 113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

CBCA ss. 7-113-208 Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The  corporation  may, in or with the  dissenters'  notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

CBCA ss. 7-113-209 Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

CBCA ss. 7-113-301 Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

NOTE: FOLLOWING SECTIONS ARE EFFECTIVE July 1, 2004
(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order

CBCA ss. 7-113-302 Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113- 209.

Florida Statutes Appraisal (Dissenters') Rights                          Annex F

FSA Section 607.1302. Appraisal Rights.

      A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by s. 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by s. 607.1104;

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(e) With regard to shares issued prior to October 1, 2003, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making non-clumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of: 1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or 2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if: 1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who: a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or 2 . Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than: a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action; b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate. For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the record holder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights. (4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action: (a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or (b) Was procured as a result of fraud or material misrepresentation.

F.S.A. ss. 607.1301 Appraisal rights; definitions

The following definitions apply to ss. 607.1302-607.1333: (1) "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2) "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3) "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4) "Fair value" means the value of the corporation's shares determined: (a) Immediately before the effectuation of the corporate action to which the shareholder objects. (b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6) "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7) "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8) "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9) "Shareholder" means both a record shareholder and a beneficial shareholder.

F.S.A. ss. 607.1303 Assertion of rights by nominees and beneficial owners

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders. (2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder: (a) Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2. (b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

F.S.A. ss. 607.1320 Notice of appraisal rights

(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

F.S.A. ss. 607.1321 Notice of intent to demand payment

(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

F.S.A. ss. 607.1322 Appraisal notice and form

(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state: 1. The shareholder's name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for the transaction.

4. Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation's estimate of the fair value of the shares.

4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.
(c) Be accompanied by: 1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any. 2. A copy of ss. 607.1301-607.1333.

F.S.A. ss. 607.1331 Court costs and counsel fees


(1) The court in an appraisal proceeding commenced under s. 607.1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation  fails to make a required  payment pursuant to
s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

                                                                         Annex G

                        AMENDED ARTICLES OF INCORPORATION
                                       of
                        China Direct Trading Corporation

      FIRST: Name. The name of the corporation is China Direct Trading Corporation. (the "Corporation").

      SECOND: Business. The purposes of the corporation are as follows: (a) To distribute, transfer, broker, barter, or otherwise transfer for profit goods and products manufactured in the Peoples' Republic of China ("China") and other foreign nations to the Corporation's customers in North America, and (b) to act as a broker, agent, finder, facilitator or principal for North American companies and Chinese companies seeking strategic partners, financing, mergers-and-acquisition candidates, distribution channels, joint ventures and other business opportunities in each other's region; and (c) to do any and all things necessary, incidental or convenient to carry out any of the foregoing purposes and the powers herein set forth. The foregoing statement of specific powers shall not be held to limit or restrict the powers of the Corporation, and are in furtherance of and in addition to, and not in limitation of, the powers conferred by the Florida General Corporation Act; provided, however, that the Corporation will not act as a banking, safe deposit, trust, insurance, surety, express, railroad, canal, telegraph, telephone or cemetery company, a building and loan association, mutual fire insurance association, cooperative association, fraternal benefit society, state fair or exposition.

      THIRD: Principal Place of Business. The principal place of business and the mailing address of the Corporation are: 12535 Orange Drive, Suite 613, Davie, Florida 33330, located in Broward County.

      FOURTH: Initial Directors and Officers of the Corporation. The initial officers and directors of the Corporation are set forth below. The mailing address for each of the named officers and directors is in all cases: c/o China Direct Trading Corporation, 12535 Orange Drive, Suite 613, Davie, Florida 33330, located in Broward County.

                                    Directors

(a)   Howard Ullman, Chairman of the Board
(b)   Jeffrey Postal
(c)   Cora Yun Wong
(d)   Laurie Holtz

                                    Officers

(a)   Howard Ullman, Chief Executive Officer and President

      FIFTH: Registered Agent and Registered Office. The name of the initial registered agent of the corporation is Howard Ullman, a resident of Florida and a director and officer of the Corporation, and the street address of his initial registered office is 12535 Orange Drive, Suite 613, Davie, Florida 33330, located in Broward County.

      SIXTH: Capital Stock. The maximum number of shares which the Corporation is authorized to issue is Seven Hundred Million (700,000,000) shares consisting of and divided into:

      (a) Six Hundred Million (600,000,000) shares of Common Stock, $0.001 par value, ("Common Stock"), and

      (b) One Hundred Million (100,000,000) of said shares shall be Preferred Stock with a par value of One Dollar ($1.00) per share ("Preferred Stock").

      (c) Preferred Stock shall be entitled to preference over Common Stock in the distribution of dividends or assets, in such manner and to such extent if any as may be determined, from time to time by the Board of Directors. The shares of Preferred Stock may be divided into or issued in series. The Board of Directors is expressly vested with and shall have authority to establish from time to time the number of shares to be included in each series and, within the limitations of law and the provisions of these Articles of Incorporation, to fix and determine the designation powers, preferences and rights of the shares of any series so established, and the qualifications, limitations or restrictions thereof. All shares of a series shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, with those of the other series of Preferred Stock.

      The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                  (i) The number of shares constituting such series and the distinctive designation of such series;

                  (ii) The preferences and relative, participating,  optional or
other  special  rights,   if  any,  and  the   qualifications,   limitations  or
restrictions on, with respect to any series;

                  (iii) The  dividend  rate on the  shares of each  series,  the dates at which dividends, if declared, shall be payable, the conditions upon which such dividends are payable, whether dividends shall be cumulative, non-cumulative, or partially cumulative and, if cumulative or partially cumulative, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of such series;

                  (iv) Whether the shares of such series shall have voting rights in addition to any voting rights and/or class voting rights that may be provided by law and, if so, the terms and duration of such voting rights, including the number of votes per share in any such series, which number may be more or less than one vote per share, as the Board of Directors may determine;

                  (v) Whether the shares of such series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including the amount and type of consideration per share payable in case of conversion or exchange, the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be effected, and provision for adjustments of the conversion rate in such events as the Board of Directors shall determine;

                  (vi) Whether or not the shares of such series shall be redeemable, and, if so, the terms and conditions of redemption, including the date or dates upon or after which the shares of such series shall be redeemable and the amount and type of consideration per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  (vii) Whether the shares of such series shall be subject to the operation of retirement or sinking funds to be applied to the redemption or purchase of shares of that series for retirement, and if such retirement or sinking fund or funds be established, the amount thereof and the terms and provisions relative to the operation thereof;

                  (viii) The rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of such series;

                  (ix) Such other special rights and protective provisions with respect to any series as the Board of Directors may deem advisable; and

                  (x) Any other relative rights, preferences and limitations of such series.

      The shares of each series of the Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of Preferred Stock designated for any existing series by a resolution adding to such series authorized and unissued shares of the Preferred Stock not designated for any other series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing series by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

            (d) Series A Redeemable Preferred Stock. The Board of Directors adopted and approved by a resolution dated April 2, 2004, the Series A Redeemable Preferred Stock, which has the following designations, rights, preferences, and limitations:

                  (i) Series: The designation of the series is the "Series A Redeemable Preferred Stock, $0.001 par value per share" (the "Series A Stock").

                  (ii) Authorized Shares: The authorized number of shares of the Series A stock shall be 70,000.

                  (iii) Dividends: The holders of the issued and outstanding Series A Stock shall not be entitled to receive dividends.

                  (iv) Conversion: The holders of the Series A Stock shall have no conversion rights.

                  (v) Redemption: The Corporation shall have an elective and cumulative redemption right as follows: (1) from and after March 30, 2004, the Corporation may redeem the issued and outstanding shares of Series A Stock for $13.00 per share. If the Corporation offers and sells its securities to the public through an offering registered with and declared effective by the U.S. Securities and Exchange Commission and pursuant to the Securities Act of 1933, as amended, then the Corporation shall be obligated at the time of such offering to redeem the Series A Stock at $13.00 per share.

                  (vi) Liquidation. The Series A Stock shall not be entitled to preferential liquidation rights over any other class or series of stock previously pr which may be subsequently be issued by the Corporation.

                  (vii) Sinking Fund: The Series A Stock shall not be entitled to the establishment of any sinking fund for any purpose.

                  (viii) Voting Rights. The Series A Stock shall have no voting rights, unless and as required by the corporate laws of the State of Florida.

                  (ix) Additional Provisions: In the event that the Corporation shall offer and sell at any time on a private, non-registered basis any share of Common Stock at a price less than $5.00 per share, and during said offering any shares of the Series A Preferred Stock is issued and outstanding, the Corporation shall forthwith grant to the holder(s) of any then outstanding shares of Preferred Stock a warrant allowing said holder(s) to acquire one (1) share of Common Stock for each ten (10) share of Common Stock issued and sold under said private placement. Said warrant shall be exercisable for a period of one (1) year after the grant at the price for which the shares of Common Stock were sold under said private placement.

      SEVENTH: Directors. (a) The number of directors of the corporation shall not be less than one (1) nor more than eleven (11), the exact number to be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office.

      (b) Any director or the entire Board of Directors of the Corporation may be removed only for cause. At any annual meeting of shareholders of the Corporation or at any special meeting of shareholders of the Corporation, the notice of which shall state that the removal of a director or directors is among the purposes of the meeting, the holders of eighty percent (80%) or more of the combined voting power of the then outstanding shares of capital stock entitled to vote thereon, present in person or by proxy, may remove such director or directors for cause.

      (c) Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the Board of Directors, acting by not less than a majority of the directors then in office, even if less than a quorum. Any director so chosen shall hold office only until the next election of directors by the shareholders.

      EIGHTH: Amendment of Articles of Incorporation. Except as otherwise provided herein or by law, the Articles of Incorporation of the Corporation shall be amended only by the affirmative vote of the holders of a majority of the shares entitled to vote on such amendment, voting as a single class, unless otherwise required by applicable laws or the provisions of this Articles of Incorporation.

      NINTH: Written Consent. The power of the shareholders of the Corporation to consent in writing, without a vote at an annual or special meeting of shareholders of the Corporation, to the taking of any action by the Corporation is specifically granted.

      TENTH: Ownership of Stock by the Corporation. If the Corporation acquires its own shares, such shares shall belong to the Corporation and shall constitute treasury shares unless disposed of or canceled by the Corporation.

      ELEVENTH:  Control  Share  Acquisition.   The  Control  Share  Acquisition
provisions of the Florida General Corporation Act, found in Title XXXVI, Chapter 607, Section 607.0902 of said act, shall not apply to the Corporation.

      TWELFTH: Incorporator. The Incorporator of the Corporation is Paul W. Richter, who is located at 7759 Desiree Street, Alexandria, Virginia 22315, located in Fairfax County.

Executed this 2nd day of March 2004

China Direct Trading Corporation

By:__________________________________
   Howard Ullman, Chief Executive Officer, President and Chairman of the
   Board

                                                                         Annex H

                                     BYLAWS
                                       OF
                        China Direct Trading Corporation
                                   ("Company")

                                    ARTICLE I
                                  Shareholders

      SECTION 1 - ANNUAL MEETING: The annual meeting of the shareholders of the Company for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at the principal office of the Company or at such other place as may be designated by the Board of Directors and specified in the notice of such meeting, at such time and upon such date during the month of May in each year as the Board of directors may determine.

      SECTION 2 - SPECIAL MEETING: Special meetings of the shareholders of the Company may be held on any business day, when called by the Chairman of the Board, the Chief Executive Officer, the President, or a Vice President, or by the Board acting at a meeting, or by a majority of the directors acting without a meeting, or by persons who hold ten percent (10%) of all shares outstanding and entitled to vote thereat. Upon request in writing, delivered either in person or by registered mail to the Chairman of the Board, Chief Executive Officer, the President, or the Secretary, by any persons entitled to call a meeting of shareholders, which request shall state the objects for which the meeting is to be called, and the business considered and transacted at any such meeting called on the request of shareholders shall be confined to the objects stated in such request, such officer shall within thirty (30) days cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not fewer than ten (10) nor more than sixty (60) days after such notice is given, as such officer may fix. If such notice is not given within thirty (30) days after the delivery or mailing of such request, the persons calling the meeting may fix the time of the meeting and give notice thereof in the manner provided by law or as provided in these Bylaws, or cause such notice to be given by any designated representative. Each special meeting shall be called to convene between 8:00 o'clock A.M. and 9:00 o'clock P.M. and shall be at the principal office of the Company in Davie, Florida, unless the same is called by the directors, acting with or without a meeting, in which case such meeting may be held at any place either within or without the State of Florida designated by the directors and specified in the notice of such meeting.

      SECTION 3 - NOTICE OF MEETINGS: Not less than ten (10) nor more than sixty
(60) days before the date fixed for a meeting of shareholders, written notice stating the time, place and purposes of such meeting shall be given by or at the direction of the Secretary or an Assistant Secretary, or any other person or persons required or permitted by law to give such notice. The notice shall be given by personal delivery, mail or by electronic transmission (as such term is defined in the Florida General Corporation Act) to each shareholder entitled to notice of the meeting who is of record as of the day preceding the day on which notice is given or, if a record date therefor is duly fixed, of record as of said date, if mailed, the notice shall be addressed to the shareholders at their respective addresses as they appear on the records of the Company. Notice of the time, place and purpose of any meeting of shareholders may be waived in writing, either before or after the holding of such meeting by any shareholder, which writing shall be filed with or entered upon the records of the meeting.

      SECTION 4 - QUORUM: ADJOURNMENT: Except as may be otherwise provided by law or by the Articles of Incorporation, at any meeting of the shareholders, the holders of shares entitling them to exercise a majority of the voting power of the Company present in person or by proxy shall constitute a quorum for such meeting; provided, however, that no action required by law, the Articles, or these Bylaws to be authorized or taken by a designated proportion of the shares of the Company may be authorized or taken by a lesser proportion; and, provided further, that the holders of a majority of the voting shares represented thereat, whether or not a quorum is present, may adjourn such meeting from time to time; if any meeting is adjourned, notice of such adjournment need not be given if the time and place which is adjourned are fixed and announced at such meeting unless a new record date is established, in which event a new notice for the adjourned meeting shall be given in accordance with Section 3 of this Article.

      SECTION 5 - PROXIES: Any shareholder entitled to vote or express his consent or dissent at a meeting of the shareholders may do so in person or may be represented by proxy, appointed by an instrument in writing, signed by the shareholder or by his duly authorized attorney-in-fact.


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

      SECTION 6 -  APPROVAL  AND  RATIFICATION  OF ACTS OF  OFFICERS  AND BOARD:
Except as otherwise provided by the Articles of Incorporation or by law, any contract, act, or transaction, prospective or past, of the Company, or of the Board, or of the officers may be approved or ratified by the affirmative vote at a meeting of the shareholders of the holders of shares entitling them to exercise a majority of the voting power of the Company, and such approval or ratification shall be as valid and binding as though affirmatively voted for by every shareholder of the Company.

      SECTION 7 - NOTIFICATION OF SHAREHOLDER BUSINESS: All business properly brought before an annual meeting shall be transacted at such meeting. Business shall be deemed properly brought only if it is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (iii) brought before the meeting by a shareholder of record entitled to vote at such meeting if written notice of such shareholder's intent to bring such business before such meeting is delivered to, or mailed, postage prepaid, and received by, the Secretary of the Company at the principal office of the Company in an Davie, Florida not later than one hundred twenty (120) days prior to the anniversary date of the Company's proxy statement relating to the immediately preceding annual meeting. Each notice given by such shareholder shall set forth: (A) a brief description of the business desired to be brought before the meeting and the reasons ting such business at the meeting;
(B) the name and address of the shareholder who intends to propose such business; (C) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting (or if the record date for such meeting is subsequent to the date required for such shareholder notice, a representation that the shareholder is a holder of record at the time of such notice and intends to be a holder of record on the record date for such meeting), setting forth the number and class of shares so held, and intends to appear in person or by proxy at such meeting to propose such business; and (D) any material interest of the shareholder in such business. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 7; and, if the Chairman should so determine and declare, any such business not properly brought before the meeting shall not be transacted.

                                   ARTICLE II
                                     Shares

      SECTION 1 - FORM OF CERTIFICATES AND SIGNATURES: The shares of the Company shall be represented by certificates unless the Board shall by resolution provide that some or all of any class or series of stock shall be uncertified shares. Any such resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the company. Notwithstanding the adoption of any resolution providing for uncertificated shares, each holder of shares is entitled to one or more certificates, signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Secretary or an Assistant Secretary of the Company, which shall certify the number and class of shares held by him in the company, but no certificate for shares shall be executed or delivered until such shares are fully paid. When such a certificate is countersigned by an incorporated transfer agent or registrar, the signature of any of said officers of the Company may be facsimile, engraved, stamped or printed. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issuance.

      SECTION 2 - TRANSFER OF SHARES: Shares of the Company shall be transferable upon the books of the Company by the holders thereof, in person, or by a duly authorized attorney, and, where represented by certificates, upon surrender and cancellation of certificates for a like number of shares of the same class or series, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of the signatures to such assignment and power of transfer as the Company or its agents may reasonably require.

      SECTION 3 - LOST, STOLEN, OR DESTROYED CERTIFICATES: The Company may issue a new certificate for shares in place of any certificate theretofore issued by it and alleged to have been lost, or destroyed or claimed as abandoned property by an appropriate governmental representative and the Board may, in its discretion, require the owner or high legal representatives, to give the Company a bond continuing such terms as the Board may require to protect the Company or any person injured by the execution and delivery of a new certificate.

      SECTION 4 - TRANSFER AGENTS AND REGISTRARS: The Board may appoint, or revoke the appointment of, transfer agents and registrars and may require all certificates for shares to bear the signatures of such transfer agents and registrars, or any of them. The Board shall have the authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Company.


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

      SECTION 5 - FIXING A RECORD DATE: For any lawful purpose, including without limitation, the determination of the shareholders who are entitled to:

      (1) Receive notice of or to vote at a meeting of shareholders,

      (2) Receive payment of any dividend or distribution,

      (3) Receive or exercise rights of purchase of or subscription for, or exchange or conversion of, shares or other securities, subject to contract rights with respect thereto, or

      (4) Participate in the execution of waivers or releases,

the Board may fix a record date which shall not be more than sixty (60) days (nor less than ten (10) days in the case provided by the clause (1) above) preceding the date of the meeting of shareholders or the date fixed for the payment of any dividend or distribution, or the date fixed for the receipt or the exercise of rights, as the case may be. The record date for the purpose of the determination of the Shareholders who are entitled to receive notice of or to vote at a meeting of shareholders shall continue to be the record date for all adjournments of such meetings, unless the Board or the persons who shall have fixed the original record date shall, subject to the limitations set forth in this Article, fix another date and, in case a new record date is so fixed, notice thereof and of the date to which the meeting shall have been adjourned shall be given to shareholders of record as of such date in accordance with the same requirements as those applying to a meeting newly called.

                                   ARTICLE III
                                Corporate Actions

      SECTION 1 - AUTHORITY: Except where the law, the Articles of Incorporation, or these Bylaws require action to be authorized or taken by the shareholders, all of the authority of the Company shall be exercised by the directors.

      SECTION 2 - NUMBER OF; QUALIFICATIONS: The Board of Directors of the Company shall consist of such number of directors as may be determined from time to time by resolution adopted by the Board of Directors, except that such number shall not be less than one (1) nor more than eleven (11), no reduction in the number of directors shall of itself have the effect of shortening the term of an incumbent member.

      SECTION 3 - ELECTION OF DIRECTORS; VACANCIES: The directors shall be elected at each annual meeting of shareholders or at a special meeting called for the purpose of electing directors. At a meeting of shareholders, at which directors are to be elected, only persons nominated as candidates shall be eligible for election as directors, and the candidates receiving the greatest number of votes shall be elected. In the event of the occurrence of any vacancy or vacancies in the Board, however caused, the remaining directors, though less than a majority of the whole authorized number of directors, may, by the vote of a majority of their number, fill any such vacancy for the unexpired term.

      SECTION 4 -NOTIFICATION OF NOMINATIONS: Subject to the rights of the holders of any one or more series of Preference Stock then outstanding, nominations for the election of directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Any shareholder entitled to vote for the election of directors at an annual meeting or a special meeting called for the purpose of electing directors may nominate persons for election as directors at such meeting only if written notice of such shareholder's intent to make such nomination is delivered to, or mailed, postage prepaid, and received by, the Secretary of the Company at the principal office of the Company in Davie, Florida not later than (i) in the case of an annual meeting, one hundred twenty (120) days prior to the anniversary date of the Company's proxy statement relating to the immediately preceding annual meeting and (ii) in the case of a special meeting, the close of business on the tenth day following the date on which the Company first makes public disclosure of the date of the special meeting. Each notice given by such shareholder shall set forth: (A) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (B) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting (or if the record date for such meeting is subsequent to the date required for such shareholder notice, a representation that the shareholder is a holder of record at the time of such notice and intends to be a holder of record on the record date for such meeting), setting forth the number and class of shares so held, and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (C) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (D) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors;


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

and (E) the consent of each nominee to serve as a director of the Company if so elected. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section 4; and, if the Chairman should so determine and declare, the defective nomination shall be disregarded.

      SECTION 5 - TERM OF OFFICE; RESIGNATIONS: Directors shall hold office until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier resignation, removal from office, or death. Any director may resign at any time, by oral statement to that effect made at a meeting of the Board or in a writing to that effect delivered to the Secretary, such resignation to take effect immediately or at such other time as the director may specify.

      SECTION 6 - MEETINGS: Immediately after each annual meeting of the shareholders, the newly elected directors shall hold an organization meeting for the purpose of electing officers and transacting any other business. Other meetings of the Board may be held at any time within or without the State of Florida in accordance with the resolutions or other action by the Board. The Secretary shall give written notice of the time and place of all meetings of the Board of Directors, other than the organization meetings, to each member of the Board at least two (2) days before the meeting.

      SECTION 7 - QUORUM; ADJOURNMENT: A quorum of the Board shall consist of a majority of the directors then in office; provided that a majority of the directors present at a meeting duly held, whether or not a quorum is present, may adjourn such meeting from time to time; if any meeting is adjourned, notice of adjournment need not be given if the time and place to which it is adjourned are fixed and announced at such meeting. At each meeting of the Board at which a quorum is present, all questions and business shall be determined by a majority vote of those present except as in these Bylaws otherwise expressly provided.

      SECTION 8 - APPOINTMENT OF COMMITTEES: The Board of Directors may appoint such committees, in addition to the Executive Committee, as it may consider proper, and such committees shall exercise such powers and duties as the Board from time to time may prescribe, subject to the Articles of Incorporation, these Bylaws, and applicable law.

      SECTION 9. CONTRACTS: No contracts or other transaction between the Company and one or more of its directors or any other corporation, firm, on, firm, association, or entity if, at the meeting of the Board, or of the committee of the Company making, authorizing, or confirming such contract or transaction, the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies such contract or transaction by a vote or consent sufficient for the purpose without counting the vote or consent of such interested director; or, if the fact of such relationship or interest is disclosed or known to shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote; or, the contract or transaction is fair and reasonable as to the Company at the time it is authorized by the Board, committee, or the shareholders. The interested director or directors may e counted in d quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves, or ratifies such contract or transaction.

                                   ARTICLE IV
                               Executive Committee

      SECTION 1 - MEMBERSHIP; APPOINTMENT: The Board may appoint not less than three (3) directors, one of whom shall be the Chief Executive Officer, who together shall constitute the Executive Committee. The directors may appoint one or more directors as alternate members of the Committee, who may take the place of any absent member or members at any meeting of the Committee. Vacancies in the Executive Committee may be filled at any meeting of the Board.

      SECTION 2 - POWERS: DUTIES: The Executive Committee shall advise with and aid the officers of the Company in all matters concerning its interests and the management of its business. When the Board is not in session, the Executive
Committee shall have and may exercise all the powers of the Board, so far as such may be delegated legally, with reference to the conduct of the business of the Company, except that the Executive Committee shall not take any action to:

      (a) Approve or recommend to shareholders actions or proposals required by law to be approved by shareholders.

      (b) Designate candidates for the office of director, for purposes of proxy solicitation or otherwise.

      (c) Fill vacancies on the Board of Directors or any committee thereof.

      (d) Amend the Bylaws.

      (e) Authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors.

      (f) Authorize or approve the issuance or sale of, or any contractor sale of shares, or any contract therefor, and, in the case of a series, the designation thereof, may pursuant to a general formula or method specified by the Board by resolution or by adoption of a stock option or other plan, authorize the Executive Committee to fix the terms of any contract for the sale of the share and to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the rate or manner of payment of dividends, provisions for redemption, and provisions for other features of a class of shares, or a series of a class of shares, with full power in such committee to adopt any final resolution setting forth all the terms thereof and to authorize the statement of the terms of a series for filing with the Department of State under the applicable law.

      SECTION 3 - MEETINGS: Regular meetings of the Executive Committee may be held without call or notice at such times and places as the Executive Committee from time to time may fix. Other meetings of the Executive Committee may be called by any member thereof either by oral, telegraphic or written notice not later than the day prior to the date set for such meeting. Such notice shall state the time and place of the meeting and if by telegraph or in writing shall be addressed to each member at his address as shown by he records of the Secretary. Upon request by any member, the Secretary shall give the required notice calling the meeting.

      SECTION 4 - QUORUM: At any meeting of the Executive Committee, three (3) members shall constitute a quorum. Any action of the Executive Committee to be effective must be authorized by the affirmative vote of a majority of the members thereof present and, in any event, shall require not less than three (3) affirm: The Executive Committee shall appoint its Secretary who shall keep the minutes of the meetings of the Executive Committee and cause them to be recorded in a book kept at his office for that purpose. These minutes shall be presented to the Board from time to time for their information.

                                    ARTICLE V
                                    Officers

      SECTION 1 - ELECTION AND DESIGNATION OF OFFICERS: The executive officers of the Company shall be a Chairman of the Board, Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer and Controller, all of whom shall be elected by the Board at its annual meeting. The Chairman of the Board, or the President shall be the Chief Executive Officer of the Company as shall be determined by the Board of Directors from time to time. There may also be one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers, and such other officers as may from time to time be elected by the Board. The Chairman of the Board, Chief Executive Officer, and the President shall be directors, but no one of the other officers need be a director. Any two
(2) or more such offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity, to be executed, acknowledged, or verified by two (2) or more officers.

      SECTION 2 - TERM OF OFFICE: VACANCIES: The officers of the Company shall hold office until the next organization meeting of the Board and until their successors are elected, except in case of resignation, death, or removal. The Board, without prejudice to the contract rights of such officer, may remove any officer at any time with or without cause by a two-thirds (2/3) vote of the members of the Board then in office. The Board may fill any vacancy in any office occurring from whatever reason, may delegate to one (1) or more officers any of the duties of any officer or officers and prescribe the duties of any officer.

      SECTION 3 - CHIEF EXECUTIVE OFFICER - DUTIES: The Chief Executive Officer of the Company shall have general charge of the business affairs, and property of the Company and control over its officers, agents, and employees. He shall, in general, perform all duties and have all powers incident to the position of Chief Executive Officer and shall perform such other duties and have such other powers as from time to time may be prescribed to him by these Bylaws or by the Board of Directors.

      SECTION 4 - CHAIRMAN OF THE BOARD - DUTIES: The Chairman of the Board shall preside at all meetings of the shareholders and of the Board and have such duties and powers as may be prescribed for him from time to time by the Board of Directors.

      SECTION 5 - PRESIDENT - DUTIES: The President shall perform such duties as may be prescribed for him from time to time by the Board of Directors or by the Chief Executive Officer of the Company.

      SECTION 6 - VICE PRESIDENT - DUTIES: Each Vice President shall have the duties and authority expressly assigned to him by the Board of Directors Officer. In case of the absence or disability of the President, or when


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

circumstances prevent the President from acting, a Vice President of the Company shall perform all the duties and possess all the authority of the President, and shall have priority in the performance of such duties and exercise of such authority in the order of their election by the Board. Each Vice President may sign and execute on behalf and in the name of the Company bonds, contracts, instruments and documents authorized by the Board.

      SECTION 7 - SECRETARY - DUTIES: The Secretary shall attend all meetings of the shareholders and of the Board, and act as Secretary thereof and shall keep the minutes thereof in books of the Company provided for that purpose, and when required he shall perform like duties for the standing committees, if any, elected or appointed by the Board; he shall see that proper notice, when required, is given of all meetings of the shareholders and of the Board; he may sign with the Chairman of the Board, Chief Executive Officer, the President or any Vice President on behalf and in the name of the Company all contracts and other instruments authorized by the Board or the Executive Committee; he may sign or his facsimile signature may be used to sign certificates for shares of the capital stock of the Company; he shall keep in safe custody the seal of the Company and whenever authorized by the Board or the Executive Committee, shall attest and affix the seal to any contract or other instrument requiring the same; he shall keep in safe custody all contracts and such books, records and other papers as the Board of the Executive Committee may direct, all of which shall, at all reasonable times, be open to the examination of any director, upon application at the office of the Company during business hours, and he shall in general perform all the duties usually incident to the office of Secretary, subject to the control of the Board and the Executive Committee.

      SECTION 8 - TREASURER - DUTIES: The Treasurer shall have the care and custody of all funds and securities of the Company and deposit such funds in the name of the Company in such bank or banks as the Board or the Executive Committee may designate. The Treasurer is authorized to sign all checks, drafts, notes, bills of exchange, orders for the payment of money and any negotiable instruments of the Company, but no instruments shall be signed in blank. The Treasurer shall disburse the funds of the Company as may be ordered by the Board, the Executive Committee, or the Chief Executive Officer. The Treasurer shall give such bonds for the faithful performance of his duties as the Board or the Executive Committee or the Chief Executive Officer may determine, and shall perform such other duties as may be incident to the office of Treasurer.

      SECTION 9 - CONTROLLER - DUTIES: The Controller shall keep or cause to be kept books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and disposition f the assets of the Company in conformity with accepted methods of recording economic events and in conformity with generally accepted accounting principles. The Controller shall prescribe policies and procedures necessary to devise and maintain adequate systems of internal accounting controls. The Controller shall at all reasonable times exhibit the books and accounts to any director, and also, provided the Board or Executive Committee or the Chief Executive Officer so orders, to any shareholder of the Company upon application at the office of the Company by such shareholder during business hours; and the Controller shall give such bond for the faithful performance of his duties as the Board or the Executive Committee or the Chief Executive Officer may determine, and shall perform such incident to the office of the Controller.

      SECTION 10 - OTHER OFFICERS - DUTIES: The Assistant Secretaries, the Assistant Treasurers and Assistant Controllers, if any, in addition to such authority and duties as the Board may determine shall have such authority and perform such duties as may be directed by their respective principal officers.

                                   ARTICLE VI
                                  Compensation

      The Board, by the affirmative vote of a majority of the directors in office, and irrespective of any personal interest of any of them, shall have authority to establish reasonable compensation which may include pension, disability and death benefits, for services to officers or to delegate such authority to one or more officers and directors.

                                   ARTICLE VII
                                 Indemnification

      The Company shall indemnify any person who is made, or threatened to be made, a party to, or is otherwise involved in, any action, suit or other type of proceeding (whether civil, criminal, administrative or investigative, and whether formal or informal) by reason of the fact that he is or was a director or officer of the Company or, at the request of the Company, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, to the fullest extent permitted by the laws of Florida as from time to time in effect. The Company may, if it so determines in a specific case, indemnify other employees or agents of the Company in the same manner and to the same extent.


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

      Expenses (including counsel fees) incurred by an officer or director in defending any pending, threatened, or completed action, suit or other type of proceeding (whether civil, criminal, administrative or investigative, and whether formal or informal) shall be paid by the Company in advance of the determination of such officer's or director's entitlement to indemnification promptly upon receipt of an undertaking by or on behalf of such officer or director to repay amounts so advanced in the event and to the extent that such officer or director is ultimately found not to be entitled to indemnification by the Company as authorized by this Article. Such amounts incurred by other employees and agents may be so paid in advance upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, upon approval of such officer or director, authorize the Company's counsel to represent such officer or director, in any action, suit or proceeding, whether or not the Company is a party thereto.

      All rights to indemnification and advances under this Article shall be deemed to be a contract between the Company and each director, officer, employee or agent of the Company who serves or served in such capacity at any time while this Article is in effect. Any repeal or modification of this Article or any repeal or modification of relevant provisions of the Florida General Corporation Law or any other applicable laws shall not in any way diminish any rights to indemnification and to such advances of such director, officer, employee or agent or the obligations of the Company arising hereunder. The provisions of this Article shall inure to the benefit of heirs, executors, administrators and personal representatives of those entitled to indemnification and to such advances and shall be binding upon any successor to the Company to the fullest extent permitted by the laws of Florida as from time to time in effect. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement may be entitled under Florida law or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

      Any indemnification or advance required by this Article VII shall be made promptly, and in any event within 30 days, upon the written request of the indemnified party. The right to indemnification or advances as granted by this Article shall be enforceable by the indemnified party in any court of competent jurisdiction if the Company denies such request, in whole or in part, or if no disposition thereof is made within 30 days. The indemnified party's costs and expenses incurred in connection with successfully establishing a right of indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Company.

                                  ARTICLE VIII
                             Execution of Contracts,
                      Vouchers, and Negotiable Instruments

      The Board or the Executive Committee may authorize any of the officers of the Company or any other person or persons, either singly or with another such officer or person as said Board or Committee may direct, to sign, on behalf and in the name of the Company, contracts, indentures, deeds, conveyances, leases, declarations, communications and other instruments and documents, and the Board or the Executive Committee may authorize any of the officers of the Company or any other person or persons, either singly or with another such officer or person as said Board or Committee may direct, to sign, on behalf and in the name of the Company, manually or by facsimile signature, checks, drafts, notes, bonds, debentures, bills of exchange and orders for the payment of money. In case any of the officers of the Company who shall have signed, or whose facsimile signature or signatures shall have been used, as aforesaid, upon any such document, instrument or security shall cease to be such officer of the Company before such document, instrument or security shall have been delivered or issued, such document, instrument or security, upon due delivery or issuance thereof, shall be valid and effective as though the person or persons who signed or whose facsimile signature or signatures were used upon such document, instrument, or security had not ceased to be such officer of the Company.

                                   ARTICLE IX
                    Authority to Transfer and Vote Securities

      The Chairman of the Board, the President, and each Vice President of the Company are each authorized to sign the name of the Company and to perform all acts necessary to effect a transfer of any shares, bonds, other evidences of indebtedness or obligations, subscription rights, warrants, and other securities of another class owned by the Company and to issue the necessary powers of attorney for the same; and each such officer is authorized, on behalf of the Company, to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers, and releases with respect thereto, or to cause any such action to be taken.


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                                    ARTICLE X
                                   Amendments

      Except as otherwise provided by law, the Bylaws of the Company may be adopted, altered, amended, or repealed by the Board of Directors, provided, however, the shareholders may repeal, alter, or amend Bylaws adopted by the Board of Directors, may adopt new Bylaws, and may prescribe that any Bylaw made by them may not be altered, amended, or repealed by the Board of Directors.


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